Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT dated as of February 8, 2013 (this “Agreement”), to the Credit Agreement dated as of October 6, 2005, as amended and restated as of November 17, 2010, as further amended and restated as of May 16, 2011, and as amended by the Amendment No. 1 and Incremental Loan Agreement dated as of November 30, 2012 (the “Second Restated Credit Agreement”), among THE NEIMAN MARCUS GROUP, INC., a Delaware corporation (the “Borrower”), NEIMAN MARCUS, INC., a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party hereto, the lenders party thereto (the “Existing Lenders”) and CREDIT SUISSE AG, as administrative agent and collateral agent (in such capacities, the “Agent”).

WHEREAS, pursuant to the Second Restated Credit Agreement, the Existing Lenders have extended credit to the Borrower;

WHEREAS, the Borrower has requested that (a) the Second Restated Credit Agreement be amended to, among other things, reduce the Applicable Rate and modify certain of the other terms applicable to the loans outstanding under the Second Restated Credit Agreement (the “Existing Loans”) of each Existing Lender that consents to such amendments by executing and delivering to the Agent (or its counsel) a signature page hereto (each such Existing Lender, a “Repricing Lender” and each Existing Lender that does not so consent to such amendments, a “Declining Lender”; the Existing Loans of such Declining Lenders, the “Non-Repriced Loans”) and (b) the Persons set forth on Schedule I hereto (the “Incremental Lenders”) make incremental loans on the Agreement Effective Date (as defined below) in an aggregate principal amount equal to the aggregate principal amount of the Non-Repriced Loans; and

WHEREAS, the Incremental Lenders are willing to make such incremental loans to the Borrower and the Repricing Lenders are willing to so amend the Second Restated Credit Agreement, in each case on the terms and subject to the conditions set forth herein and in the Second Restated Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  (a)  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Second Restated Credit Agreement.  The provisions of Section 1.03 of the Second Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(b)  As used in this Agreement, the following terms have the meanings specified below:

“Incremental Loan Commitment” means, with respect to each Incremental Lender, the obligation of such Incremental Lender to make an Incremental Loan to the Borrower hereunder on the Agreement Effective Date in a principal amount not to exceed the amount set forth under the heading “Incremental Loan Commitment” with respect to such Incremental Lender on Schedule I hereto.  The aggregate amount of the Incremental Loan Commitments of all Incremental Lenders as of the Agreement Effective Date is $99,575,418.61.

SECTION 2.  Amendments to the Credit Agreement. (a)   Section 1.01 of the Second Restated Credit Agreement is hereby amended by inserting the following new definitions in proper alphabetical order therein:

““Second Amendment Effective Date” means the Agreement Effective Date, as defined in the Amendment No. 2 and Incremental Loan Assumption Agreement, dated as of February 8, 2013, among the Borrower, Holdings, the other Loan Parties party thereto, the Agent and the Lenders and Incremental Lenders party thereto.”

““Refinancing Incremental Loans” means Incremental Loans (a) the proceeds of which are used by the Borrower to prepay Loans in compliance with Section 2.09(d) and (b) that are otherwise incurred in accordance with, and satisfy the other conditions set forth in, Section 2.23.”

(b)  The definition of “Applicable Rate” set forth in Section 1.01 of the Second Restated Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable Rate” means, for any day, with respect to any LIBOR Rate Loan, 3.00% per annum, and with respect to any ABR Loan, 2.00% per annum.”

(c)  The definition of “LIBOR Rate” set forth in Section 1.01 of the Second Restated Credit Agreement is hereby amended by amending and restating the second proviso thereof in its entirety as follows:

“; provided, further, that, notwithstanding the foregoing, at no time shall the LIBOR Rate be less than 1.00%”.

(d)  Section 2.09(b) of the Second Restated Credit Agreement is hereby amended by (i) replacing the words “this Section 2.09” in the first sentence thereof with the words “Section 2.09(a)”, (ii) adding the words “pursuant to Section 2.09(a)” immediately following the words “Each prepayment of a Borrowing” in the second sentence thereof and (iii) adding the word “such” immediately before the words “prepayment of Borrowings” in the third sentence thereof.

(e)  Section 2.09(c) of the Second Restated Credit Agreement is hereby amended by replacing the words “this Section” in the first sentence thereof with the words “Section 2.09(a)”.

(f)  Section 2.09 of the Second Restated Credit Agreement is hereby further amended by adding the following new paragraph (d) at the end thereof:

“(d)         (i) If the Borrower incurs any Refinancing Incremental Loans, the Borrower shall substantially contemporaneously with such incurrence, prepay outstanding Loans in an aggregate principal amount equal to the proceeds of such Refinancing Incremental Loans.

(ii) The Borrower shall notify the Agent by telephone (confirmed by facsimile) of any prepayment under this Section 2.09(d) (i) in the case of prepayment of a LIBOR Rate Borrowing, not later than 11:00 a.m., New York City time, three (3) Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the day of prepayment.  Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid and, if more than one Class of Loans is outstanding at such time, the Class or Classes of Loans to which such prepayment shall be applied; provided, however, that any such notice may condition such prepayment on the borrowing of the applicable Refinancing Incremental Loans.  Promptly following receipt of any such notice relating to a Borrowing, the Agent shall advise the Lenders that hold Loans in an applicable Class of the contents thereof.  Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Type as provided in Section 2.02.  Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing.  In the event of any prepayment of Borrowings made at a time when Borrowings of more than one Class remain outstanding, the Borrower shall select the Class or Classes of Loans to which such payment shall be directed.

(g)  Section 2.21 of the Second Restated Credit Agreement is hereby amended by replacing the words “prior to the first anniversary of the Second Restatement Effective Date” therein with the words “prior to the date that is six months after the Second Amendment Effective Date”.

(h)  Section 2.23(c) is hereby amended by adding the words “other than any Refinancing Incremental Loans” immediately after the words “Incremental Loans” in clause (i)(C) thereof.

SECTION 3.  Loans of Repricing Lenders.  (a)   Subject to and on the terms and conditions set forth herein and in the Second Restated Credit Agreement, effective upon the Agreement Effective Date, each Existing Lender that is a Repricing Lender shall continue to be a “Lender” under the Second Restated Credit Agreement and its Existing Loans shall continue to be “Loans” thereunder with only such changes in terms applicable thereto as are contemplated by this Agreement.

(b)  By execution of this Agreement, each Repricing Lender hereby waives any rights, title or claim it might otherwise have, pursuant to Section 2.16 of the Second

Restated Credit Agreement or otherwise, in or with respect to any payments of principal, interest or other amounts made by the Borrower in connection with the repayment of the Non-Repriced Loans on the Agreement Effective Date pursuant to Section 5.

(c)  Each of the parties hereto hereby agrees that the Agent may, in consultation with the Borrower, take any and all action with respect to the Borrowings outstanding on the Agreement Effective Date as may be reasonably necessary to effectuate the transactions contemplated hereby, including, without limitation, those actions described in Section 2.23(d) of the Second Restated Credit Agreement.

SECTION 4.    Incremental Loans.  (a)  Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, each Incremental Lender hereby agrees (severally and not jointly) to make an Incremental Loan to the Borrower on the Agreement Effective Date in an aggregate principal amount equal to its Incremental Loan Commitment (each, an “Incremental Loan” and collectively, the “Incremental Loans”).  Amounts borrowed under this Section 4 and repaid or prepaid may not be reborrowed.

(b)  Unless the context shall otherwise require, the Incremental Lenders shall constitute “Lenders” and the Incremental Loans shall constitute “Loans”, in each case for all purposes of the Second Restated Credit Agreement (as amended by this Agreement) and the other Loan Documents.

(c)  The proceeds of the Incremental Loans shall be used by the Borrower solely to repay in full all Non-Repriced Loans outstanding under the Second Restated Credit Agreement.

(d)  Unless previously terminated, the Incremental Loan Commitments shall terminate upon the earlier to occur of (i) the making of the Incremental Loans on the Agreement Effective Date and (ii) 5:00 p.m., New York City time, on February 8, 2013.

SECTION 5.  Repayment.  On the Agreement Effective Date, the Borrower shall repay all Non-Repriced Loans outstanding under the Second Restated Credit Agreement, together with accrued and unpaid interest thereon (the “Loan Repayment”).  Upon the Borrower’s making of the Loan Repayment, each of the Declining Lenders receiving such Loan Repayment shall cease to be a party to the Second Restated Credit Agreement, shall be released from all further obligations thereunder and shall have no further rights to or interest in any Collateral; provided, however, that such Declining Lenders shall continue to be entitled to the benefits (in accordance with the Second Restated Credit Agreement) of Sections 2.14, 2.15 and 9.03 of the Second Restated Credit Agreement as in effect immediately prior to the Agreement Effective Date.

SECTION 6.  Other Agreements. (a)  The parties hereto hereby agree that this Agreement shall constitute the notice with respect to (i)   the Incremental Loan Commitments required pursuant to Section 2.23(a) of the Second Restated Credit Agreement and (ii)   the making of any prepayments required pursuant to Section 2.08(b) of the Second Restated Credit Agreement, and the Agent hereby waives compliance with each requirement with respect to the date on which such notice was required to be delivered pursuant thereto.

(b)  The Existing Lenders party hereto, being the Required Lenders, hereby waive compliance by the Borrower with the condition set forth in Section 2.23(c)(i)(C) of the Second Restated Credit Agreement solely with respect to the effectiveness of the Incremental Loan Commitments and the making of the Incremental Loans pursuant thereto on the Agreement Effective Date.

SECTION 7.  Representations and Warranties.  To induce the other parties hereto to enter into this Agreement, each Loan Party represents and warrants to each of the Existing Lenders, the Incremental Lenders and the Agent that: (a) this Agreement (i) has been duly authorized by all necessary corporate, limited liability company and, if required, stockholder action of such Loan Party, (ii) has been duly executed and delivered by such Loan Party and (iii) constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and (b) after giving effect to this Agreement (i) the representations and warranties set forth in Article III of the Second Restated Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date (it being understood that, for purposes of the making of such representations and warranties, (x) the information provided in the Perfection Certificate of the Borrower dated as of May 16, 2011, (y) the disclosure schedules provided in Schedule II attached hereto and the disclosure schedules attached to Amendment No. 1 and Incremental Loan Assumption Agreement, dated as of November 30, 2012, and (z) any other information provided to the Agent in accordance with the terms of the Loan Documents on or prior to the date hereof, in each case, shall be deemed as of the date hereof to update the disclosure schedules in the applicable Loan Document); provided that for all purposes of this Agreement, with respect to the representations and warranties set forth in Section 3.11 of the Second Restated Credit Agreement, each reference therein to (A) “Restatement Transactions” shall be deemed to mean the transactions contemplated by this Agreement, (B) “Information Memorandum” shall be deemed to mean the information memorandum or any other presentation prepared in connection with the transactions contemplated by this Agreement and (C) “Second Restatement Effective Date” shall be deemed to mean the Agreement Effective Date; and (ii) no Default or Event of Default has occurred and is continuing.

SECTION 8.  Effectiveness.  This Agreement shall become effective as of the date (the “Agreement Effective Date”) on which each of the following conditions shall have been satisfied:

(a)  the Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) each other Loan Guarantor, (iv) the Required Lenders, (v) each Repricing Lender and (vi) each Incremental Lender;

(b)  the Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Agreement and the other transactions contemplated hereby, all in form and substance reasonably satisfactory to the Agent;

(c)  the Agent shall have received a legal opinion of (i) Cleary Gottlieb Steen & Hamilton LLP, counsel to the Loan Parties, (ii) Young Conaway Stargatt & Taylor, LLP, counsel to the Borrower, Holdings, BergdorfGoodman.com, LLC and NM Financial Services, Inc. and (iii) K&L Gates LLP, counsel to NM Nevada Trust and NMGP, LLC, in each case, addressed to the Lenders and the Agent under the Second Restated Credit Agreement, dated the Agreement Effective Date, and in form and substance reasonably satisfactory to the Agent, and the Loan Parties hereby request each such counsel to deliver such opinion;

(d)  after giving effect to this Agreement (including the proviso in Section 7 above), (i) the representations and warranties of Holdings, the Borrower and the Loan Guarantors set forth in Article III of the Second Restated Credit Agreement and each other Loan Document shall be true and correct in all material respects as of the Agreement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing, and the Agent shall have received a certificate dated the Agreement Effective Date and signed by the chief financial officer of the Borrower certifying as to the foregoing;

(e)  the Agent, the arrangers of this Agreement and the Lenders, as applicable, shall have received payment of all fees and other amounts due and payable on or prior to the Agreement Effective Date and, to the extent invoiced at least two (2) Business Days prior to the Agreement Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower hereunder or any other Loan Document;

(f)  the Agent shall have received a customary certificate from the chief financial officer of the Borrower certifying that Holdings and its Subsidiaries, on a consolidated basis after giving effect to this Agreement, are solvent (within the meaning of Section 3.13 of the Second Restated Credit Agreement);

(g)  the Incremental Lenders shall have received, to the extent reasonably requested at least three (3) Business Days in advance of the Agreement Effective Date, all documentation and other information with respect to the Borrower and the other Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;

(h)  the Agent shall have received a Borrowing Request with respect to the Incremental Loans setting forth the information specified in Section 2.03 of the Second Restated Credit Agreement, and upon receipt of such Borrowing Request the parties hereto mutually agree that the notification requirements for Borrowings specified under Section 2.03 of the Second Restated Credit Agreement shall be deemed to have been satisfied; and

(i)  the Agent shall be satisfied that the Loan Repayment shall be consummated substantially concurrently with the funding of the Incremental Loans on the Agreement Effective Date.

The Agent shall notify the Borrower and the Lenders of the Agreement Effective Date, and such notice shall be conclusive and binding.

SECTION 9.  Additional Agreements.  Within 120 days after the Agreement Effective Date (or by such later date as the Agent may permit in its sole discretion), the Agent shall have received, with respect to each Mortgaged Property, (i) such duly executed amendments and other modifications to the Mortgage thereon as shall have been reasonably requested by the Agent and (ii) (x) a date-down or similar endorsement of its mortgagee’s title policy where available, (y) if no date-down or similar endorsement of its mortgagee’s title policy is available, a mortgage modification endorsement of its mortgagee’s title policy where available ((x) and (y), collectively, “Title Endorsements”) and (z) if no Title Endorsement is available with respect to any mortgagee’s title policy, a lien search to be performed after recordation of any Mortgage amendment or modification required under clause (i) hereof and a legal opinion, in form and substance reasonably satisfactory to the Agent, confirming that such Mortgage, as amended, continues to secure the Obligations under the Second Restated Credit Agreement, as amended by this Agreement; provided that the Borrower shall be required to remove any encumbrance or lien on its title identified in any lien search not otherwise permitted under the Second Restated Credit Agreement.  For the avoidance of doubt, the Borrower shall not be required to (i) engage any local counsel for any of the requirements set forth herein, (ii) engage any appraisal firm or obtain any appraisals with respect to any Mortgaged Properties or (iii) obtain any Title Endorsements in amounts or values other than as currently existing on any of the Mortgaged Properties.

SECTION 10.  Reaffirmation of Guaranty and Security.  Each of the Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Agreement, the Collateral Documents continue to be in full force and effect and (b) affirms and confirms its guarantee of the Obligations, including the Incremental Loans (in the case of each Loan Party other than the Borrower), and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations, including the Incremental Loans, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Second Restated Credit Agreement and the other Loan Documents.

SECTION 11.  Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Agent may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.

SECTION 12.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 13.  Jurisdiction.  ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, HOLDINGS, EACH OTHER LOAN GUARANTOR, THE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  THE BORROWER, HOLDINGS, EACH OTHER LOAN GUARANTOR, THE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 14.  Headings.  The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 15.  Effect of this Agreement; No Novation.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Second Restated Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Second Restated Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Second Restated Credit Agreement or any other Loan Document in similar or different circumstances.  This Agreement shall apply and be effective only with respect to the provisions of the Second Restated Credit Agreement specifically referred to herein.  After the Agreement Effective Date, any reference to the Second Restated Credit Agreement shall mean the Second Restated Credit Agreement as modified hereby.  This Agreement shall not extinguish the Obligations for the payment of money outstanding under the Second Restated Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Agreement Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations.  Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Second Restated Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.  Nothing expressed or implied in this Agreement or any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Second Restated Credit Agreement or the Borrower or any other Obligated Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Agreement.  This Agreement shall constitute a Loan Document and an Incremental Loan Assumption Agreement for all purposes of the Second Restated Credit Agreement and the other Loan Documents.  Each Loan Guarantor further agrees that nothing in the Second Restated Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Loan Guarantor to any future amendment to the Second Restated Credit Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

NEIMAN MARCUS, INC.,

By:	/s/ James E. Skinner
Name: James E. Skinner
Title: Executive Vice President

THE NEIMAN MARCUS GROUP, INC.,

By:	/s/ James E. Skinner
Name: James E. Skinner
Title: Executive Vice President

NM FINANCIAL SERVICES, INC.
NM NEVADA TRUST BERGDORFGOODMAN.COM, LLC BERGDORF GOODMAN, INC.
NMGP, LLC,

By:	/s/ Kim Yee
Name: Kim Yee
Title: Vice President

[Signature Page to Amendment No. 2 and Incremental Loan Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent,

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

By:	/s/ Sanja Gazahi
Name: Sanja Gazahi
Title: Associate

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Incremental Lender,

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

By:	/s/ Sanja Gazahi
Name: Sanja Gazahi
Title: Associate

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

ABCLO 2007-1, Ltd.

By: AllianceBernstein L.P.

by

/s/ Michael Sohr
		Name:	Michael Sohr
		Tile:	Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	AIRLIE CLO 2006-II, Ltd

by

/s/ Wesley Seifer
		Name:	Wesley Seifer
		Tile:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ALLSTATE LIFE INSURANCE COMPANY

by

/s/ Chris Goergen
[SEAL]	Name:	Chris Goergen
	Tile:	Authorized Signatory

For any Lender requiring a second signature line:

By

/s/ Mark Cloghessy
	Name:	Mark Cloghessy
	Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	AIMCO CLO, SERIES 2006-A

by

/s/ Chris Goergen
[SEAL]		Name:	Chris Goergen
		Tile:	Authorized Signatory

For any Lender requiring a second signature line:

by

/s/ Mark Cloghessy
		Name:	Mark Cloghessy
		Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	AMMC CLO IV, LIMITED

By: American Money Management Corp., as Collateral Manager

by

/s/ David P. Meyer
		Name:	David P. Meyer
		Tile:	Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	AMMC CLO IX, LIMITED

By: American Money Management Corp., as Collateral Manager

by

/s/ David P. Meyer
		Name:	David P. Meyer
		Tile:	Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	AMMC CLO X, LIMITED

By: American Money Management Corp., as Collateral Manager

by

/s/ David Meyer
		Name:	David P. Meyer
		Tile:	Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	AMMC VII, LIMITED

By: American Money Management Corp., as Collateral Manager

by

/s/ David P. Meyer
		Name:	David P. Meyer
		Tile:	Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ANCHORAGE CAPITAL CLO 2012-1, LTD.

By: Anchorage Capital Group, LLC Its Investment Manager

by

/s/ Michael Aglialoro
		Name:	Michael Aglialoro
		Tile:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ALM Loan Funding 2010-3, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

by

/s/ Joe Moroney
		Name:	Joe Moroney
		Tile:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

GRANITE VENTURES III LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

by

/s/ Joe Moroney
		Name:	Joe Moroney
		Tile:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

RAMPART CLO 2006-1 LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

by

/s/ Joe Moroney
		Name:	Joe Moroney
		Tile:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Stone Tower CLO VIII Ltd.

By: Apollo Debt Advisors LLC As Its Collateral Manager

by

/s/ Joe Moroney
		Name:	Joe Moroney
		Tile:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

LeverageSource V S.A.R.L

by

/s/ Joe Moroney
		Name:	Joe Moroney
		Tile:	Class A Manager

For any Lender requiring a second signature line:

by

/s/ Laurent Ricci
		Name:	Laurent Ricci
		Title:	Class B Manager

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

BY:	ARES ENHANCED LOAN MANAGEMENT II, L.P., ITS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN II GP, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.

BY:	ARES ENHANCED LOAN MANAGEMENT III, L.P., ITS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY:	ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	FUTURE FUND BOARD OF GUARDIANS

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB ACCOUNT)

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 1 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES INSTITUTIONAL LOAN FUND B.V.

BY:	ARES MANAGEMENT LIMITED, AS MANAGER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES XXIV CLO LTD.

BY:	ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES DYNAMIC CREDIT ALLOCATION FUND, INC

BY:	Ares Capital Management II, LLC, its Adviser

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	PPF Nominee 1 B.V.

BY:	Ares Management Limited, its Portfolio Manager

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES SPC HOLDINGS, L.P.

BY:	ARES SPC HOLDINGS GP LLC, GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES SENIOR LOAN TRUST

BY:	ARES SENIOR LOAN TRUST MANAGEMENT, L.P., ITS INVESTMENT ADVISER

BY:	ARES SENIOR LOAN TRUST MANAGEMENT, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES XXII CLO LTD.

BY:	ARES CLO MANAGEMENT XXII, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES XXI CLO LTD.

BY:	ARES CLO MANAGEMENT XXI, L.P., ITS INVESTMENT MANAGER

BY:	ARES CLO GP XXI, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES ENHANCED CREDIT OPPORTUNITIES FUND II, LTD.

BY:	ARES ENHANCED CREDIT OPPORTUNITIES INVESTMENT MANAGEMENT II, LLC, ITS INVESTMENT MANAGER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES XXIII CLO LTD.

BY:	ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES IIIR/IVR CLO LTD.

BY:	ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Ares NF CLO XIII Ltd

BY:	Ares NF CLO XIII Management, L.P., its collateral manager

BY:	Ares NF CLO XIII Management LLC, its general partner

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Ares NF CLO XIV Ltd

BY:	Ares NF CLO XIV Management, L.P., its collateral manager

BY:	Ares NF CLO XIV Management LLC, its general partner

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Ares NF CLO XV Ltd

BY:	Ares NF CLO XV Management, L.P., its collateral manager

BY:	Ares NF CLO XV Management LLC, its general partner

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	WELLPOINT, INC.

BY:	ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY:	ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES XVI CLO LTD.

BY:	ARES CLO MANAGEMENT XVI, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XVI, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES XI CLO LTD.

BY:	ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XI, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ARES XII CLO LTD.

BY:	ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XII, LLC, ITS GENERAL PARTNER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	GLOBAL LOAN OPPORTUNITY FUND B.V.

BY:	ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	SEI INSTITUTIONAL INVESTMENTS TRUST -OPPORTUNISTIC INCOME FUND

BY:	ARES MANAGEMENT LLC, AS SUB-ADVISER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

BY:	ARES MANAGEMENT LLC, AS SUB-ADVISER

	By:	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Aviva Life and Annuity Company

by

/s/ Chris Langs
	Name:	Chris Langs
	Tile:	VP

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	esure Insurance Limited

by

/s/ Chris Langs
	Name:	Chris Langs
	Tile:	VP

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-II

BABSON CLO LTD. 2007-I

BABSON CLO LTD. 2011-I

BABSON CLO LTD. 2012-1

BABSON MID-MARKET CLO LTD. 2007-II

CLEAR LAKE CLO, LTD.

SAPPHIRE VALLEY CDO I, LTD.

ST. JAMES RIVER CLO, LTD.

By: Babson Capital Management LLC as Collateral Manager

by

/s/ Marcus Sowell
	Name:	Marcus Sowell
	Tile:	Managing Director

ARROWOOD INDEMNITY COMPANY

ARROWOOD INDEMNITY COMPANY AS ADMINISTRATOR OF THE PENSION PLAN OF ARROWOOD INDEMNITY COMPANY

BILL & MELINDA GATES FOUNDATION TRUST
C.M. LIFE INSURANCE COMPANY

CASCADE INVESTMENT L.L.C.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By Babson Capital Management LLC as Investment Adviser

by

/s/ Marcus Sowell
	Name:	Marcus Sowell
	Tile:	Managing Director

DIAMOND LAKE CLO, LTD. By: Babson Capital Management LLC as Collateral Servicer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

by

/s/ Marcus Sowell
Name:	Marcus Sowell
Tile:	Managing Director

BABSON CAPITAL FLOATING RATE INCOME MASTER FUND, L.P. BABSON CAPITAL GLOBAL LOANS LIMITED CITY OF NEW YORK GROUP TRUST By: Babson Capital Management LLC as Investment Manager

by

/s/ Marcus Sowell
Name:	Marcus Sowell
Tile:	Managing Director

JFIN CLO 2007 LTD. By: Jefferies Finance LLC as Collateral Manager

by

/s/ Kevin Stephens
Name:	Kevin Stephens
Title:	Closing Manager

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Ballantyne Funding LLC

by

/s/ Stacy Lai
	Name:	Stacy Lai
	Tile:	Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Bank of America, N.A.

by

/s/ Jonathan M Barnes
	Name:	Jonathan M Barnes
	Tile:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlackRock Senior High Income Fund, Inc. By: BlackRock Financial Management, Inc., its Sub-Advisor

by

/s/ C Adrian Marshall
	Name:	C Adrian Marshall
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Allied World Assurance Company, Ltd By: BlackRock Financial Management, Inc., its Investment Manager

by

/s/ C Adrian Marshall
	Name:	C Adrian Marshall
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	JPMBI re Blackrock Bankloan Fund
	By:	BlackRock Financial Management Inc.,
as Sub-Advisor

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlackRock Floating Rate Income Trust
	By:	BlackRock Financial Management, Inc., its Sub-Advisor

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlackRock Defined Opportunity Credit Trust
By: BlackRock Financial Management Inc., its Sub-Advisor

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BMI CLO I
By: BlackRock Financial Management, Inc., its Investment Manager

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlackRock Funds II, BlackRock Floating Rate Income Portfolio
By: BlackRock Financial Management, Inc., its Sub-Advisor

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlackRock Global Long/Short Credit Fund of BlackRock Funds
By: BlackRock Financial Management, Inc., its Sub-Advisor

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlackRock Funds II, BlackRock Multi-Asset Income Portfolio
	By:	BlackRock Advisors, LLC, its Sub-Advisor

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlackRock Secured Credit Portfolio of BlackRock Funds II
By: BlackRock Financial Management Inc., its Sub-Advisor

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlackRock Senior Income Series IV
By: BlackRock Financial Management, Inc., its Collateral Manager

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlackRock Senior Income Series V Limited
By: BlackRock Financial Management, Inc., its Collateral Manager

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlackRock Debt Strategies Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlackRock Floating Rate Income Strategies Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

By

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlackRock Global Investment Series: Income Strategies Portfolio
By: BlackRock Financial Management, Inc., its Sub-Advisor

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Houston Casualty Company
By: BlackRock Investment Management, LLC, its Investment Manager

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	U.S. Specialty Insurance Company
By: BlackRock Investment Management, LLC, its Investment Manager

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Ironshore Inc.
By: BlackRock Financial Management, Inc., its Investment Advisor

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Magnetite VI, Limited
By: BlackRock Financial Management, Inc., its Collateral Manager

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Magnetite VII, Limited
By: BlackRock Financial Management Inc., Its Collateral Manager

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Permanens Capital L.P.
By: BlackRock Financial Management, Inc., its Sub-Advisor

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BlackRock Senior Floating Rate Portfolio
By: BlackRock Financial Management, Inc.,its Sub-Advisor

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Scor Global Life Americas Reinsurance Company
By: BlackRock Financial Management, Inc., its Investment Manager

by

/s/ C Adrian Marshall
		Name:	C Adrian Marshall
		Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

BLACKSTONE/GSO STRATEGIC CREDIT FUND
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND
By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

CALLIDUS DEBT PARTNERS CLO FUND IV, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	CALLIDUS DEBT PARTNERS CLO FUND V, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

CALLIDUS DEBT PARTNERS CLO FUND VI, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

CALLIDUS DEBT PARTNERS CLO FUND VII, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

CENTRAL PARK CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

CHELSEA PARK CLO LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Portfolio Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

COLUMBUS PARK CDO LTD.
By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

GALE FORCE 4 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Servicer

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

INWOOD PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

LAFAYETTE SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

MAPS CLO FUND II, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

MARINE PARK CLO LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

PPG INDUSTRIES, INC. PENSION PLAN TRUST
By: GSO Capital Advisors LLC, As its Investment Advisor

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

PROSPECT PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

RIVERSIDE PARK CLO LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

SUN LIFE ASSURANCE COMPANY of CANADA (US)
By: GSO/BLACKSTONE CP Holdings LP as Sub-Advisor

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

TRIBECA PARK CLO LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Portfolio Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

BLACKSTONE TREASURY ASIA PTE. LTD.
By: GSO Capital Advisors LLC, its Investment Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Tile:	Authorized Signatory

	By:	/s/ Yvette Haynes
	Name:	Yvette Haynes
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

BlueMountain CLO 2011-1 Ltd

By: BLUEMOUNTAIN CAPITAL MANAGEMENT
Its Collateral Manager

by

/s/ Jack Chau
	Name:	Jack Chau
	Tile:	Associate

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

BlueMountain CLO 2012-1 Ltd

By: BLUEMOUNTAIN CAPITAL MANAGEMENT
Its Collateral Manager

by

/s/ Jack Chau
	Name:	Jack Chau
	Tile:	Associate

For any Lender requiring a second signature line:

By
\

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

BlueMountain CLO 2012-2 Ltd

By: BLUEMOUNTAIN CAPITAL MANAGEMENT
Its Collateral Manager

by

/s/ Jack Chau
	Name:	Jack Chau
	Tile:	Associate

For any Lender requiring a second signature line:

by
\

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

BlueMountain CLO II, LTD

By: BLUEMOUNTAIN CAPITAL MANAGEMENT
Its Collateral Manager

by

/s/ Jack Chau
	Name:	Jack Chau
	Tile:	Associate

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

BlueMountain CLO III, LTD

By: BLUEMOUNTAIN CAPITAL MANAGEMENT
Its Collateral Manager

by

/s/ Jack Chau
	Name:	Jack Chau
	Tile:	Associate

For any Lender requiring a second signature line:

by
\

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

CFS Wholesale Global Corporate Debt Fund

by

/s/ Daniel Brennand
	Name:	Daniel Brennand
	Tile:	Vice-President, Monegy, Inc.

For any Lender requiring a second signature line:

By
\

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BMO GUARDIAN FLOATING RATE INCOME FUND

by

/s/ Daniel Brennand
	Name:	Daniel Brennand
	Tile:	Vice-President, Monegy, Inc.

For any Lender requiring a second signature line:

by
\

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	COMMONWEALTH INTERNATIONAL FIXED INTEREST FUND 6

by

/s/ Daniel Brennand
	Name:	Daniel Brennand
	Tile:	Vice-President, Monegy, Inc.

For any Lender requiring a second signature line:

by
\

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Boston Income Portfolio

By: Boston Management and Research
as investment advisor

/s/ Michael W. Weilheimer
	Name:	Michael W. Weilheimer
	Tile:	Vice-President

For any Lender requiring a second signature line:

by
\

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

CANARAS SUMMIT CLO LTD.

By: Canaras Capital Management, LLC
As Sub-Investment Adviser

by

/s/ Benjamin Steger
	Name:	Benjamin Steger
	Tile:	Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Canyon Capital CLO 2006-1, Ltd.

By: Canyon Capital Advisors LLC,
its Asset Manager

by

/s/ Jonathan Kaplan
	Name:	Jonathan M. Kaplan
	Tile:	Authorized Signatory.

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Canyon Capital CLO 2012-1, Ltd.

By: Canyon Capital Advisors, its Asset Manager

by

/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Tile:	Authorized Signatory.

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	AMERICAN HIGH-INCOME TRUST

By: Capital Research and Management Company, for and on behalf of American High-Income Trust

/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Tile:	Authorized Signatory

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	CAPITAL INCOME BUILDER

By: Capital Research and Management Company, for and on behalf of Capital Income Builder

/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Tile:	Authorized Signatory

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Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	THE INCOME FUND OF AMERICA

By: Capital Research and Management Company, for and on behalf of The Income Fund of America

/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Tile:	Authorized Signatory

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Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	AMERICAN FUNDS INSURANCE SERIES — BOND FUND

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series—Bond Fund

/s/ Kristine M. Nishiyama
	Name:	Kristine M. Nishiyama
	Tile:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	STATE OF ALASKA PERMANENT FUND

By: Capital Guardian and Trust Company, for and on behalf of State of Alaska Permanent Fund

/s/ Mark Brubaker
	Name:	Mark Brubaker
	Tile:	Senior Vice President and
Senior Counsel

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SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Double Black Diamond Offshore Ltd.
By: Carlson Capital, L.P., its investment advisor

by

/s/ Stanton Ray
	Name:	Stanton Ray
	Tile:	Portfolio Manager

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Black Diamond Offshore Ltd.
By: Carlson Capital, L.P., its investment advisor

by

/s/ Stanton Ray
	Name:	Stanton Ray
	Tile:	Portfolio Manager

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Carlyle Global Market Strategies CLO 2012-4, Ltd.

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Carlyle Arnage CLO, Ltd.

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Carlyle Azure CLO, Ltd.

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

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Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Carlyle Daytona CLO, Ltd.

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Carlyle Global Market Strategies CLO 2011-1, Ltd.

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Carlyle Global Market Strategies CLO 2012-1, Ltd.

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Carlyle Global Market Strategies CLO 2012-2, Ltd.

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Carlyle Global Market Strategies CLO 2012-3, Ltd.

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Carlyle High Yield Partners IX, Ltd

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Carlyle High Yield Partners VIII, Ltd

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Carlyle High Yield Partners X, Ltd

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Carlyle McLaren CLO, Ltd.

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Foothill CLO I, Ltd

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Mountain Capital CLO IV Ltd.

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Mountain Capital CLO V Ltd.

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Mountain Capital CLO VI Ltd.

by

/s/ Linda Pace
		Name:	Linda Pace
		Tile:	Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

CAVALRY CLO I, Ltd.

By: Regiment Capital Management, LLC, its Investment Adviser

by

/s/ William J.Heffron
	Name:	William J. Heffron
	Tile:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

City Public Services of San Antonio, TX Employee Pension Trust

By: Caywood-Scholl Capital Management LLC, as Collateral Manager

by

/s/ James Dudnick
		Name:	James Dudnick
		Tile:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Del Mar CLO I, LTD.

By: Caywood-Scholl Capital Management LLC, as Collateral Manager

by

/s/ James Dudnick
		Name:	James Dudnick
		Tile:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

HCA, Inc. Master Retirement Trust

By: Caywood-Scholl Capital Management LLC, as Collateral Manager

by

/s/ James Dudnick
		Name:	James Dudnick
		Tile:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Prudential Retirement Insurance and Annuity Co.

By: Caywood-Scholl Capital Management LLC, as Collateral Manager

by

/s/ James Dudnick
		Name:	James Dudnick
		Tile:	Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

CENT CLO 17 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

by

/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Tile:	Assistant Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Bridgeport CLO Ltd.

Burr Ridge CLO Plus Ltd.

Marquette Park CLO Ltd.

Bridgeport CLO II Ltd.

Schiller Park CLO Ltd.

	By:	Deerfield Capital Management LLC, its Collateral Manager

CIFC Funding 2006-IB, Ltd.

CIFC Funding 2006-II, Ltd.

CIFC Funding 2011-I, Ltd.

CIFC Funding 2012-II, Ltd.

CIFC Funding 2012-III, Ltd.

	By:	CIFC Asset Management LLC, its Collateral Manager

ColumbusNova CLO Ltd. 2006-I

ColumbusNova CLO Ltd. 2006-II

ColumbusNova CLO Ltd. 2007-I

ColumbusNova CLO IV Ltd. 2007-II

	By:	Columbus Nova Credit Investments Management, LLC, its Collateral Manager

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Hewett’s Island CLO V, Ltd.

Hewett’s Island CLO VI, Ltd.

By:	CypressTree Investment Management, LLC, its Collateral Manager

Navigator CDO 2006, Ltd.

By:	CIFC Asset Management LLC,
its Collateral Manager

by

/s/ Rob Milton
	Name:	Rob Milton
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

CIFC Senior Secured Corporate Loan Master Fund Ltd.

	By:	CIFC Asset Management LLC, its Adviser

By

/s/ Robert Ranocchia
		Name:	Robert Ranocchia
		Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

GCPH LOAN FUNDING 1, LLC

	By:	Citibank, N.A.

By

/s/ Paul Plank
		Name:	Paul Plank
		Title:	Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Citibank N.A.

By

/s/ Brian S. Broyles
		Name:	Brian S. Broyles
		Title:	Attorney-In-Fact

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Cole Brook CBNA Loan Funding LLC

By

/s/ Adam Kaiser
		Name:	Adam Kaiser
		Title:	Attorney-In-Fact

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Ameriprise Financial, Inc

By

/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Cent CDO 12 Limited

	By:	Columbia Management Investment
Advisers, LLC
As Collateral Manager

By

/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Cent CDO 14 Limited

	By:	Columbia Management Investment
Advisers, LLC
As Collateral Manager

By

/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Cent CDO 15 Limited

	By:	Columbia Management Investment
Advisers, LLC
As Collateral Manager

By

/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Cent CDO XI Limited

	By:	Columbia Management Investment
Advisers, LLC
As Collateral Manager

By

/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Cent CLO 16, L.P.

	By:	Columbia Management Investment
Advisers, LLC
As Collateral Manager

By

/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Centurion CDO 9 Limited

	By:	Columbia Management Investment
Advisers, LLC
As Collateral Manager

By

/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Columbia Floating Rate Fund, a
series of Columbia Funds Series
Trust II

By

/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Columbia Strategic Income Fund, a
series of Columbia Funds Series Trust I

By

/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Columbia Variable Portfolio - Strategic Income Fund, a
series of Columbia Funds Variable Insurance Trust

By

/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	RiverSource Life Insurance Company

By

/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	CORTINA FUNDING

By

/s/ Arlene Arellano
		Name:	Arlene Arellano
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

ATLAS SENIOR LOAN FUND II, LTD.
By: Crescent Capital Group LP, its adviser

By

/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	VICE PRESIDENT

By

/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Crescent Capital High Income Fund B, L.P.
By: Crescent Capital Group LP, its adviser

By

/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	VICE PRESIDENT

By

/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

CRESCENT ALTERNATIVE CREDIT
PARTNERS, L.P.
By: Crescent Capital Group LP, its sub-adviser

By

/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	VICE PRESIDENT

By

/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Crescent Capital High Income Fund L.P.
Business Name: Crescent Capital LP High Income Fund
By: Crescent Capital Group LP, its adviser

By

/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	VICE PRESIDENT

By

/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

ILLINOIS STATE BOARD OF INVESTMENT
By: Crescent Capital Group LP, its sub-adviser

By

/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	VICE PRESIDENT

By

/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

MAC CAPITAL, LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By

/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	VICE PRESIDENT

By

/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

MOMENTUM CAPITAL FUND, LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By

/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	VICE PRESIDENT

By

/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

RGA REINSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

By

/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	VICE PRESIDENT

By

/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

VITESSE CLO LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By

/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	VICE PRESIDENT

By

/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

WEST BEND MUTUAL INSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

By

/s/ Meric Topbas
	Name:	Meric Topbas
	Title:	VICE PRESIDENT

By

/s/ Kimberly Frazier
	Name:	Kimberly Frazier
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	CREDIT SUISSE LOAN FUNDING LLC

By

/s/ Michael Wotanowski
		Name:	Michael Wotanowski
		Title:	Authorized Signatory

By

/s/ Leigh Dworkin
		Name:	Leigh Dworkin
		Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ACA CLO 2006-1 LTD

By: Its Investment Advisor CVC Credit Partners, LLC

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

Name of Lender:	ACA CLO 2006-2 LTD

By: Its Investment Advisor CVC Credit Partners, LLC

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

Name of Lender:	ACA CLO 2007-1 LTD

By: Its Investment Advisor CVC Credit Partners, LLC

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

Name of Lender:	APIDOS CDO II

By: Its Investment Advisor CVC Credit Partners, LLC

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	APIDOS CDO III
By: Its Investment Advisor CVC Credit Partners, LLC

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

Name of Lender:	APIDOS CDO IV
By: Its Investment Advisor CVC Credit Partners, LLC

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

Name of Lender:	APIDOS CDO V
By: Its Investment Advisor CVC Credit Partners, LLC

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

Name of Lender:	APIDOS CINCO CDO
By: Its Investment Advisor CVC Credit Partners, LLC

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	APIDOS CLO IX
By: Its Collateral Manager CVC Credit Partners, LLC

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

Name of Lender:	APIDOS CLO VIII
By: Its Collateral Manager CVC Credit Partners, LLC

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

Name of Lender:	APIDOS CLO X
By: Its Collateral Manager CVC Credit Partners, LLC

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

Name of Lender:	APIDOS CLO XI
By: Its Collateral Manager CVC Credit Partners, LLC

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	APIDOS QUATTRO CDO
By: Its Investment Advisor CVC Credit Partners, LLC

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

Name of Lender:	SAN GABRIEL CLO I LTD
By: Its Investment Advisor CVC Credit Partners, LLC
On behalf of Resource Capital Asset Management
(RCAM)

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

Name of Lender:	SHASTA CLO I LTD
By: Its Investment Advisor CVC Credit Partners, LLC
On behalf of Resource Capital Asset Management
(RCAM)

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	SIERRA CLO II LTD
	By:	Its Investment Advisor CVC Credit Partners, LLC
On behalf of Resource Capital Asset Management
(RCAM)

By

/s/ Gretchen Bergstresser
		Name:	Gretchen Bergstresser
		Title:	Sr. MD/ Sr. PM

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	DENALI CAPITAL CLO V, LTD.

By: Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager

By

/s/ Kelli Marti
		Name:	Kelli Marti
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	DENALI CAPITAL CLO VI, LTD.

By: Denali Capital LLC, managing member of
DC Funding Partners LLC, collateral manager

By

/s/ Kelli Marti
		Name:	Kelli Marti
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	DENALI CAPITAL CLO VII, LTD.

By: Denali Capital LLC, managing member of
DC Funding Partners LLC, collateral manager

By

/s/ Kelli Marti
		Name:	Kelli Marti
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Spring Road CLO 2007-1, LTD.

	By:	Denali Capital LLC, managing member of
DC Funding Partners LLC, Collateral Manager

By

/s/ Kelli Marti
		Name:	Kelli Marti
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	DWS Floating Rate Fund

	By:	Deutsche Investment Management Americas, Inc.
Investment Advisor

By:
/s/ Eric S. Meyer
		Name:	Eric S. Meyer, Managing Director

For any Lender requiring a second signature line:

By

/s/ Antonio V. Versaci
		Name:	Antonio V. Versaci
		Title:	Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Flagship CLO V

	By:	Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management,
Inc.), As Collateral Manager

By:
/s/ Eric S. Meyer
		Name:	Eric S. Meyer, Managing Director

For any Lender requiring a second signature line:

By

/s/ Antonio V. Versaci
		Name:	Antonio V. Versaci
		Title:	Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Flagship CLO VI

	By:	Deutsche Investment Management Americas, Inc.
As Collateral Manager

By:
/s/ Eric S. Meyer
		Name:	Eric S. Meyer, Managing Director

For any Lender requiring a second signature line:

By

/s/ Antonio V. Versaci
		Name:	Antonio V. Versaci
		Title:	Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	DEUTSCHE BANK AG NEW YORK BRANCH

	By:	DB Services New Jersey, Inc.

By

/s/ Deirdre Cesario
		Name:	Deirdre Cesario
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By

/s/ Angeline Quintana
		Name:	Angeline Quintana
		Title:	Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Doral CLO III Ltd.

By

/s/ John Finan
		Name:	John Finan
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Doral CLO I, Ltd.

By

/s/ John Finan
		Name:	John Finan
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Doral CLO II Ltd.

By

/s/ John Finan
		Name:	John Finan
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	DOUBLE HAUL TRADING, LLC

	By:	SunTrust Bank, its Manager

By

/s/ Douglas Weltz
		Name:	Douglas Weltz
		Title:	Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	DUANE STREET CLO I, LTD.

	By:	Citigroup Alternative Investments LLC,
As Collateral Manager

By

/s/ Roger Yee
		Name:	Roger Yee
		Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	DUANE STREET CLO II, LTD.

	By:	Citigroup Alternative Investments LLC,
As Collateral Manager

By

/s/ Roger Yee
		Name:	Roger Yee
		Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	DUANE STREET CLO III, LTD.

	By:	Citigroup Alternative Investments LLC,
As Collateral Manager

By

/s/ Roger Yee
		Name:	Roger Yee
		Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	DUANE STREET CLO IV, LTD.

	By:	Citigroup Alternative Investments LLC,
As Collateral Manager

By

/s/ Roger Yee
		Name:	Roger Yee
		Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	REGATTA FUNDING LTD.

	By:	Citi Alternative Investments LLC,
attorney-in-fact

By

/s/ Roger Yee
		Name:	Roger Yee
		Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	EAST WEST BANK

By

/s/ Andrew Maria
		Name:	Andrew Maria
		Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	AGF Floating Rate Income Fund

	By:	Eaton Vance Management as Portfolio Manager

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Columbia Funds Variable Series Trust II
- Variable Portfolio - Eaton Vance
Floating-Rate Income Fund

	By:	Eaton Vance Management as Investment Sub-Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eaton Vance CDO IX Ltd.

	By:	Eaton Vance Management as Investment Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eaton Vance CDO VII PLC

	By:	Eaton Vance Management as Interim Investment
Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eaton Vance CDO VIII, Ltd.

	By:	Eaton Vance Management as Investment Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eaton Vance CDO X PLC

	By:	Eaton Vance Management as Investment Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eaton Vance Floating-Rate Income Trust

	By:	Eaton Vance Management as Investment Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eaton Vance Institutional Senior Loan Fund

	By:	Eaton Vance Management as Investment Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eaton Vance International (Cayman Islands) Floating-Rate
Income Portfolio

	By:	Eaton Vance Management as Investment Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eaton Vance Limited Duration Income Fund

	By:	Eaton Vance Management as Investment Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eaton Vance Senior Floating-Rate Trust

	By:	Eaton Vance Management as Investment Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eaton Vance Senior Income Trust

	By:	Eaton Vance Management as Investment Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eaton Vance Short Duration Diversified Income Fund

	By:	Eaton Vance Management as Investment Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Eaton Vance VT Floating-Rate Income Fund

	By:	Eaton Vance Management as Investment Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Grayson & Co

	By:	Boston Management and Research as
Investment Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	MET Investors Series Trust-Met/Eaton Vance Floating
Rate Portfolio

	By:	Eaton Vance Management as Investment
Sub-Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Pacific Life Funds-PL Floating Rate Loan Fund

	By:	Eaton Vance Management as Investment
Sub-Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Pacific Select Fund Floating Rate Loan Portfolio

	By:	Eaton Vance Management as Investment
Sub-Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Senior Debt Portfolio

	By:	Boston Management and Research as Investment
Advisor

By

/s/ Michael Botthof
		Name:	Michael Botthof
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Avery Street CLO, Ltd.

By

/s/ Scott D’Orsi
		Name:	Scott D’Orsi
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Emerson Place CLO, Ltd.

By

/s/ Scott D’Orsi
		Name:	Scott D’Orsi
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Lime Street CLO, Ltd.

By

/s/ Scott D’Orsi
		Name:	Scott D’Orsi
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Fidelity Central Investment Portfolios LLC: Fidelity High
Income Central Fund 2

By

Adrien Deberghes
		Name:	Adrien Deberghes
		Title:	Deputy Treasurer

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Fidelity Advisor Series I: Fidelity Advisor Floating Rate
High Income Fund

By

Adrien Deberghes
		Name:	Adrien Deberghes
		Title:	Deputy Treasurer

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Fidelity Summer Street Trust: Fidelity High Income Fund

By

Adrien Deberghes
		Name:	Adrien Deberghes
		Title:	Deputy Treasurer

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Fidelity Summer Street Trust: Fidelity Series High Income
Fund

By

/s/ Adrien Deberghes
		Name:	Adrien Deberghes
		Title:	Deputy Treasurer

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Advanced Series Trust - AST First
Trust Balanced Target Portfolio

	By:	First Trust Advisors L.P.,
its investment manager

By

/s/ Scott Fries
		Name:	Scott Fries
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	First Trust Senior Floating Rate Income Fund II

	By:	First Trust Advisors L.P., its investment manager

By

/s/ Scott Fries
		Name:	Scott Fries
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Franklin Investors Securities Trust - Franklin Floating
Rate Daily Access Fund

By

/s/ Richard Hsu
		Name:	Richard Hsu
		Title:	Asst. Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Franklin Floating Rate Master Trust - Franklin Floating
Rate Master Series

By

/s/ Richard Hsu
		Name:	Richard Hsu
		Title:	Asst. Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Franklin Templeton Series II Funds - Franklin Floating
Rate II Fund

By

/s/ Richard Hsu
		Name:	Richard Hsu
		Title:	Asst. Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Franklin Templeton Limited Duration Income Trust

By

/s/ Richard Hsu
		Name:	Richard Hsu
		Title:	Asst. Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Franklin CLO VI, Ltd.

By

/s/ David Ardini
		Name:	DAVID ARDINI
		Title:	FRANKLIN ADVISERS, INC.
AS COLLATERAL MANAGER
VICE PRESIDENT

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Franklin CLO V, Ltd.

By

/s/ David Ardini
		Name:	DAVID ARDINI
		Title:	FRANKLIN ADVISERS, INC.
AS COLLATERAL MANAGER
VICE PRESIDENT

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Blue Shield of California

By

/s/ David Ardini
		Name:	DAVID ARDINI
		Title:	VICE PRESIDENT

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Golub Capital Partners CLO 14, Ltd.

By:	GC Advisors LLC, its agent

By

/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Designated Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

RGA Reinsurance Company

By:	GC Advisors LLC, as agent

By

/s/ Christina D. Jamieson
	Name:	Christina D. Jamieson
	Title:	Designated Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Green Island CBNA Loan Funding LLC

	By:	Citibank N.A.

By

/s/ Lynette Thompson
		Name:	Lynette Thompson
		Title:	Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ABS Loans 2007 Limited, a subsidiary of Goldman Sachs
Institutional Funds II PLC

By

		/s/ Simon Firbank		/s/ Kevin Owen
		Name:	Simon Firbank	Kevin Owen
		Title:	Authorised Signatory	Authorised Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Goldman Sachs Trust on behalf of the Goldman Sachs
High Yield Floating Rate Fund
by Goldman Sachs Asset Management, L.P. as investment
advisor and not as principal

By

/s/ Vini Kukreja
		Name:	Vini Kukreja
		Title:	VP

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	New York Marine and General Insurance Company
by Goldman Sachs Asset Management, L.P. solely as its
investment advisor and not as principal

By

/s/ Vini Kukreja
		Name:	Vini Kukreja
		Title:	VP

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Goldman Sachs Strategic Income Fund by The Goldman
Sachs Trust Company, NA

By

/s/ Vini Kukreja
		Name:	Vini Kukreja
		Title:	VP

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Goldman Sachs Collective Trust High Yield
Implementation Vehicle by The Goldman Sachs Trust
Company, NA.

By

/s/ Vini Kukreja
		Name:	Vini Kukreja
		Title:	VP

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	GOLDMAN SACHS ASSET MANAGEMENT CLO,
PUBLIC LIMITED COMPANY

	By:	Goldman Sachs Asset Manager, L.P., as Manager

By

/s/ Vini Kukreja
		Name:	Vini Kukreja
		Title:	VP

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Torus Insurance Holdings Limited
by Goldman Sachs Asset Management, L.P. solely as its
investment advisor and not as principal

By

/s/ Vini Kukreja
		Name:	Vini Kukreja
		Title:	VP

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Northrop Grumman Pension Master Trust
by Goldman Sachs Asset Management, L.P. solely as its
investment advisor and not as principal

By

/s/ Vini Kukreja
		Name:	Vini Kukreja
		Title:	VP

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Gotham Insurance Company
by Goldman Sachs Asset Management, L.P. solely as its
investment advisor and not as principal

By

/s/ Vini Kukreja
		Name:	Vini Kukreja
		Title:	VP

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	THE GUARDIAN LIFE INSURANCE COMPANY OF
AMERICA

By

/s/ Kevin Booth
		Name:	Kevin Booth
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	RS FLOATING RATE FUND

	By:	Guardian Investor Services LLC

By

/s/ Kevin Booth
		Name:	Kevin Booth
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	RS HIGH YIELD FUND

	By:	Guardian Investor Services LLC

By

/s/ Kevin Booth
		Name:	Kevin Booth
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	RS HIGH YIELD VIP SERIES

	By:	Guardian Investor Services LLC

By

/s/ Kevin Booth
		Name:	Kevin Booth
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	RS LOW DURATION BOND FUND

	By:	Guardian Investor Services LLC

By

/s/ Robert Crimmins
		Name:	Robert Crimmins
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	RS LOW DURATION BOND VIP SERIES

	By:	Guardian Investor Services LLC

By

/s/ Robert Crimmins
		Name:	Robert Crimmins
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Los Angeles County Employees Retirement Association

By

/s/ James DiDonato
		Name:	James DiDonato
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	HRS Investment Holdings, LLC

By

/s/ Steve Kaseta
		Name:	Steve Kaseta
		Title:	CIO

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	HSBC Bank plc

By

/s/ Ryan Lamparter
		Name:	Ryan Lamparter
		Title:	Authorised Signatory

For any Lender requiring a second signature line:

By

/s/ Nicholas Hunter
		Name:	Nicholas hunter
		Title:	Authorised Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ING Prime Rate Trust
	By:	ING Investment Management Co. LLC,
as its investment manager

ISL Loan Trust
	By:	ING Investment Management Co. LLC,
as its investment advisor

ING (L) Flex - Senior Loans
	By:	ING Investment Management Co. LLC,
as its investment manager

IBM Personal Pension Plan Trust
	By:	ING Investment Management Co. LLC,
as its investment manager

Bayernlnvest Alternative Loan-Fonds
	By:	ING Investment Management Co. LLC,
as its investment manager

City of New York Group Trust
	By:	ING Investment Management Co. LLC
as its investment manager

Phoenix CLO I, LTD.
	By:	ING Alternative Asset Management LLC,
as its investment manager

Phoenix CLO II, LTD.
	By:	ING Alternative Asset Management LLC,
as its investment manager

Phoenix CLO III, LTD.
	By:	ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO II, LTD.
	By:	ING Alternative Asset Management LLC,
as its investment manager

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

ING Investment Management CLO III, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO IV, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING IM CLO 2011-1, Ltd.
By:	ING Alternative Asset Management LLC,
as its portfolio manager

ING IM CLO 2012-1, Ltd.
By:	ING Alternative Asset Management LLC,
as its portfolio manager

ING IM CLO 2012-2, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING IM CLO 2012-4, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

By

/s/ Kristopher Trocki
	Name:	Kristopher Trocki
	Title:	Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Arrowood Indemnity Company

	By:	Invesco Senior Secured Management, Inc.

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Arrowood Indemnity Company, as administrator of The as
administrator of The Pension Plan of Arrowood Indemnity
Co.

	By:	Invesco Senior Secured Management, Inc.

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	AVALON IV CAPITAL LTD

	By:	Invesco Senior Secured Management, Inc.
As Asset Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BELHURST CLO LTD.

	By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	BOC Pension Investment Fund

	By:	Invesco Senior Secured Management, Inc.
as Attorney in Fact

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Children’s Healthcare of Atlanta, Inc.

	By:	Invesco Senior Secured Management, Inc.
as Investment Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	DIVERSIFIED CREDIT PORTFOLIO LTD.

	By:	INVESCO Senior Secured Management, Inc.
as Investment Adviser

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Invesco Dynamic Credit Opportunities Fund

	By:	Invesco Senior Secured Management, Inc
as Sub-Adviser

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	PowerShares Senior Loan Portfolio

	By:	Invesco Senior Secured Management, Inc.
As Collateral Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Invesco Floating Rate Fund

	By:	INVESCO Senior Secured Management, Inc.
As Sub-Adviser

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	HUDSON CANYON FUNDING II, LTD

	By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager & Attorney InFact

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LIMEROCK CLO I

	By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Marea CLO, Ltd.

	By:	Invesco Senior Secured Management Inc.

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	MOSELLE CLO S.A.

	By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	NAUTIQUE FUNDING LTD.

	By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	MSIM Peconic Bay, Ltd.

	By:	Invesco Senior Secured Management, Inc.
As Collateral Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	SARATOGA CLO I, Ltd.

	By:	INVESCO Senior Secured Management, Inc.
As the Asset Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Invesco Senior Income Trust

	By:	Invesco Senior Secured Management, Inc.
as Sub-Adviser

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Invesco Senior Loan Fund

	By:	Invesco Senior Secured Management, Inc.
as Sub-Adviser

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	WASATCH CLO LTD

	By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Invesco Zodiac Funds - Invesco US Senior Loan Fund

	By:	Invesco Management S.A. As Investment Manager

By

/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	JERSEY STREET CLO, LTD.,
By its Collateral Manager, Massachusetts Financial Services Company

By

/s/ David J. Cobey
As authorized representative and not
individually

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	MARLBOROUGH STREET CLO, LTD.,
By its Collateral Manager, Massachusetts Financial Services Company

By

/s/ David J. Cobey
As authorized representative and not
individually

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	KATONAH VIII CLO LTD.

By

/s/ Daniel Gilligan
		Name:	DANIEL GILLIGAN
		Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	KATONAH IX CLO LTD.

By

/s/ Daniel Gilligan
		Name:	DANIEL GILLIGAN
		Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	KATONAH X CLO LTD.

By

/s/ Daniel Gilligan
		Name:	DANIEL GILLIGAN
		Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	KATONAH 2007-I CLO LTD.

By

/s/ Daniel Gilligan
		Name:	DANIEL GILLIGAN
		Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	CATAMARAN CLO 2012-1 LTD.

By

/s/ Daniel P. Gilligan
		Name:	Daniel P. Gilligan
		Title:	Vice President
Trimaran Advisors, L.L.C.

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	KCAP FUNDING

By

/s/ Daniel P. Gilligan
		Name:	Daniel P. Gilligan
		Title:	Authorized Signatory
KCAP Financial, Inc.

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ACE Tempest Reinsurance Ltd

By

/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	CCT Funding LLC

By

/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	KKR FINANCIAL CLO 2005-1, LTD.

By

/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	KKR FINANCIAL CLO 2005-2, LTD.

By

/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	KKR FINANCIAL CLO 2012-1, LTD.

By

/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	KKR FLOATING RATE FUND L.P.

By

/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Maryland State Retirement and Pension System

By

/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Montpelier Capital Limited

	By:	KKR Asset Management LLC

By

/s/ Jeffrey Smith
		Name:	Jeffrey Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	KVK CLO 2012-1 LTD.

By

/s/ David Cifonelli
		Name:	David Cifonelli
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	KVK CLO 2012-2 LTD.

By

/s/ David Cifonelli
		Name:	David Cifonelli
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	KVK CLO 2013-1 LTD.

By

/s/ David Cifonelli
		Name:	David Cifonelli
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

	Name of Lender:	LANDMARK IX CDO LTD

		By:	Landmark Funds LLC, as Manager

		By:	Sound Harbour Partners, LLC,
as Sub-Advisor

By

/s/ Kofi Tweneboa-Kodua
			Name:	Kofi Tweneboa-Kodua
			Title:	Designated Signatory
2,000,000.00

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

	Name of Lender:	LANDMARK VII CDO LTD

		By:	Landmark Funds LLC, as Manager

By

/s/ Kofi Tweneboa-Kodua
			Name:	Kofi Tweneboa-Kodua
			Title:	Designated Signatory
1,000,000.00

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

	Name of Lender:	LANDMARK VIII CLO LTD

		By:	Landmark Funds LLC, as Manager

By

/s/ Kofi Tweneboa-Kodua
			Name:	Kofi Tweneboa-Kodua
			Title:	Designated Signatory
2,000,000.00

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LATITUDE CLO I, LTD

By

/s/ Kirk Wallace
		Name:	Kirk Wallace
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LATITUDE CLO II, LTD

By

/s/ Kirk Wallace
		Name:	Kirk Wallace
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LATITUDE CLO III, LTD

By

/s/ Kirk Wallace
		Name:	Kirk Wallace
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LCM V, Ltd.

	By:	LCM Asset Management LLC
As Collateral Manager

By

/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LCM VI, Ltd.

	By:	LCM Asset Management LLC
As Collateral Manager

By

/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LCM VIII Limited Partnership

	By:	LCM Asset Management LLC
As Collateral Manager

By

/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LCM IX Limited Partnership

	By:	LCM Asset Management LLC
As Collateral Manager

By

/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LCM X Limited Partnership

	By:	LCM Asset Management LLC
As Collateral Manager

By

/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LCM XI Limited Partnership

	By:	LCM Asset Management LLC
As Collateral Manager

By

/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LCM XII Limited Partnership

	By:	LCM Asset Management LLC
As Collateral Manager

By

/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Liberty Mutual Fire Insurance Company

By

/s/ Sheila A. Finnerty
		Name:	Sheila A. Finnerty
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Liberty Mutual Insurance Company

By

/s/ Sheila A. Finnerty
		Name:	Sheila A. Finnerty
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	General Insurance Company of America

By

/s/ Sheila A. Finnerty
		Name:	Sheila A. Finnerty
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Peerless Insurance Company

By

/s/ Sheila A. Finnerty
		Name:	Sheila A. Finnerty
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	American States Insurance Company

By

/s/ Sheila A. Finnerty
		Name:	Sheila A. Finnerty
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Liberty Mutual Retirement Plan Master Trust

By

/s/ Sheila A. Finnerty
		Name:	Sheila A. Finnerty
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Genesis CLO 2007-2 LTD

	By:	LLCP Advisors LLC as collateral manager

By

/s/ Stephen Hogan
		Name:	Stephen Hogan
		Title:	Vice President

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	APOSTLE LOOMIS SAYLES
CREDIT OPPORTUNITIES FUND,
As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By

/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	APOSTLE LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By

/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LOOMIS SAYLES CLO I, LTD.
As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Collateral Manager

	By:	Loomis Sayles & Company, Incorporated,
Its General Partner

By

/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	THE LOOMIS SAYLES SENIOR LOAN FUND, LLC,
As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Managing Member

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By

/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	NATIXIS LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By

/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Golden Knight II CLO, Ltd.

By

/s/ Christopher Towle
		Name:	Christopher Towle
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	By:	Lord Abbett Bond Debenture Fund, Inc.

/s/ Christopher Towle
		Name:	Christopher Towle
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	By:	Lord Abbett Investment Trust — Lord Abbett Floating Rate Fund

/s/ Christopher Towle
		Name:	Christopher Towle
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	By:	Lord Abbett Investment Trust — Lord Abbett Income Fund

/s/ Christopher Towle
		Name:	Christopher Towle
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	By:	Lord Abbett Investment Trust — Lord
Abbett Short Duration Income Fund

/s/ Christopher Towle
		Name:	Christopher Towle
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	By:	Lord Abbett Investment Trust — Lord
Abbett Inflation Focused Fund

/s/ Christopher Towle
		Name:	Christopher Towle
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Lord Abbett Series Fund, Inc. — Bond Debenture Portfolio

By

/s/ Jason Stofkoper
		Name:	Jason Stofkoper
		Title:	Trader

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LSR Loan Funding LLC
	By:	Citibank N.A.

By

/s/ Tina Tran
		Name:	Tina Tran
		Title:	Associate Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Mackay Shields Defensive Bond Arbitrage Fund LTD.

	By:	MacKay Shields LLC, as Investment Adviser and not individually

By

/s/ Dan Roberts
		Name:	Dan Roberts
		Title:	Senior Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Northrop Grumman Pension Master Trust

	By:	MacKay Shields LLC, as Investment Adviser and not individually

By

/s/ Dan Roberts
		Name:	Dan Roberts
		Title:	Senior Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	New York Life Insurance Company (Guaranteed Products)

	By:	MacKay Shields LLC, as Investment Adviser and not individually

By

/s/ Dan Roberts
		Name:	Dan Roberts
		Title:	Senior Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	New York Life Insurance Company, GP - Portable Alpha

	By:	MacKay Shields LLC, as Investment Adviser and not individually

By

/s/ Dan Roberts
		Name:	Dan Roberts
		Title:	Senior Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	MainStay High Yield Opportunities Fund, a series of Eclipse Funds Inc.

	By:	MacKay Shields LLC, as Investment Adviser and not individually

By

/s/ Dan Roberts
		Name:	Dan Roberts
		Title:	Senior Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	UPS Group Trust

	By:	MacKay Shields LLC, as Investment Adviser and not individually

By

/s/ Dan Roberts
		Name:	Dan Roberts
		Title:	Senior Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	New York State Nurses Association Pension Plan

	By:	MacKay Shields LLC, as Investment Adviser and not individually

By

/s/ Dan Roberts
		Name:	Dan Roberts
		Title:	Senior Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Mainstay VP Flexible Bond Opportunities Portfolio, a series of MainStay VP Funds Trust

By: MacKay Shields LLC, as Investment Adviser and not individually

By

/s/ Dan Roberts
		Name:	Dan Roberts
		Title:	Senior Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Manulife Floating Rate Income Fund

By

/s/ Angela Winandy
		Name:	Angela Winandy
		Title:	Director, US Performance and Client Reporting

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Morgan Stanley Senior Funding, Inc.

By

/s/ Adam Savarese
		Name:	Adam Savarese
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Muzinich & Co (Ireland) Limited for the account of Extrayield $ Loan Fund

By

/s/ Michael Ludwig
		Name:	Michael Ludwig
		Title:	Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Muzinich & Co (Ireland) Limited for the account of Extrayield Global Loan Fund

By

/s/ Michael Ludwig
		Name:	Michael Ludwig
		Title:	Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	NACM CLO I

By

/s/ Joanna Willars
		Name:	Joanna Willars
		Title:	VP, Authorized Signatory

For any Lender requiring a second signature line:

By

N/A
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Maryland State Retirement and Pension System

	By:	Neuberger Berman Fixed Income LLC as collateral manager

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Airlie CLO 2006-I, Ltd.

	By:	Neuberger Berman Fixed Income LLC as collateral
manager

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LightPoint CLO V, Ltd.

	By:	Neuberger Berman Fixed Income LLC as collateral
manager

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	LightPoint CLO VIII, Ltd.

	By:	Neuberger Berman Fixed Income LLC as collateral
manager

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	JNL/Neuberger Berman Strategic Income Fund

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	NB Global Floating Rate Income Fund Limited

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Neuberger Berman - Floating Rate Income Fund

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Neuberger Berman CLO XIII, Ltd.

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Neuberger Berman Strategic Income Fund

By

/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

New York Life Insurance and Annuity Corporation		By New York Life Insurance Company
By: New York Life Investment Management LLC,		/s/ Jeanne M. Cruz
Its Investment Manager		Name:	Jeanne M. Cruz
		Title:	Corporate Vice President

By

/s/ Jeanne M. Cruz
Name:	Jeanne M. Cruz
Title:	Sr. Director

Flatiron CLO 2012-1 Ltd.
By New York Life Investment Management LLC,
a as Collateral Manager and Attorney-in-Fact

By

/s/ Jeanne M. Cruz
Name:	Jeanne M. Cruz
Title:	Sr. Director

NYLIM Flatiron CLO 2006-1 Ltd.		Flatiron CLO 2011-1 Ltd.

By New York Life Investment Management LLC,		By New York Life Investment Management LLC,
as Collateral Manager and Attorney-in-Fact		as Collateral Manager and Attorney-in-Fact

By		By

	/s/ Jeanne M. Cruz	/s/ Jeanne M. Cruz
Name:	Jeanne M. Cruz	Name:	Jeanne M. Cruz
Title:	Sr. Director	Title:	Director

Flatiron CLO 2007-1 Ltd.
By New York Life Investment Management LLC,
as Collateral Manager and Attorney-in-Fact

By

/s/ Jeanne M. Cruz
Name:	Jeanne M. Cruz
Title:	Sr. Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

SILVERADO CLO 2006-11 LIMITED
By	New York Life Investment Management LLC,
as Portfolio Manager and Attorney-in-Fact

By

/s/ Jeanne M. Cruz
	Name:	Jeanne M. Cruz
	Title:	Sr. Director

MainStay Floating Rate Fund, a series of MainStay Trust
By	New York Life Investment Management LLC,
its Investment Manager

By

/s/ Jeanne M. Cruz
	Name:	Jeanne M. Cruz
	Title:	Sr. Director

MainStay VP Floating Rate Portfolio as series of MainStay VP Funds Trust

By	New York Life Investment Management LLC,
its Investment Manager

By

/s/ Jeanne M. Cruz
	Name:	Jeanne M. Cruz
	Title:	Sr. Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Nob Hill CLO Limited

By

/s/ Kyle Jennings
		Name:	Kyle Jennings
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Virtus Multi-Sector Short Term Bond Fund

By

/s/ Kyle Jennings
		Name:	Kyle Jennings
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Virtus Senior Floating Rate Fund

By

/s/ Kyle Jennings
		Name:	Kyle Jennings
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	NexBank SSB

By

/s/ Ryan Deal
		Name:	Ryan Deal
		Title:	AVP

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Driehaus Active Income Fund

By

/s/ Elizabeth Cassidy
		Name:	Elizabeth Cassidy
		Title:	Assistant Portfolio Manager

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	The Northwestern Mutual Life Insurance Company
Northwestern Mutual Series Fund, Inc. High Yield Bond Portfolio

By

/s/ Andrew T. Wassweiler
		Name:	Andrew T. Wassweiler
		Title:	Director, Fixed Income

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Northwoods Capital IV, Limited

	By	ANGELO, GORDON & CO., L.P. AS
COLLATERAL MANAGER

By

/s/ Bruce Martin
		Name:	Bruce Martin
		Title:	Managing Director

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ACE Tempest Reinsurance Ltd.

	By	Oaktree Capital Management, L.P.
Its: Investment Manager

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Vice President

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Arch Investment Holdings IV Ltd.

	By:	Oaktree Capital Management, L.P.
Its: Investment Manager

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Vice President

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Oaktree Enhanced Income Funding Series I, Ltd.

	By:	Oaktree Capital Management, L.P.
Its: Investment Manager

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Vice President

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Oaktree Enhanced Income Funding Series II, Ltd.

	By:	Oaktree Capital Management, L.P.
Its: Investment Manager

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Vice President

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Oaktree Senior Loan Fund, L.P.

	By:	Oaktree Senior Loan Fund GP, L.P.
Its: General Partner, By: Oaktree Fund GP IIA, LLC
Its: General Partner, By: Oaktree Fund GP II, L.P.
Its: Managing

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	The Public Education Employee Retirement System of Missouri

	By:	Oaktree Capital Management, L.P.
Its: Investment Manager

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	The Public School Retirement System of Missouri

	By:	Oaktree Capital Management, L.P.
Its: Investment Manager

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	UniSuper Limited, as Trustee for UniSuper

	By:	Oaktree Capital Management, L.P.
Its: Investment Manager

By

/s/ Jerilyn Castillo McAniff
		Name:	Jerilyn Castillo McAniff
		Title:	Vice President

For any Lender requiring a second signature line:

By

/s/ Desmund Shirazi
		Name:	Desmund Shirazi
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	OCTAGON INVESTMENT PARTNERS V, LTD.
	By:	Octagon Credit Investors, LLC
as Portfolio Manager

OCTAGON INVESTMENT PARTNERS IX, LTD.
	By:	Octagon Credit Investors, LLC
as Manager

OCTAGON INVESTMENT PARTNERS X, LTD.
	By:	Octagon Credit Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS XI, LTD.
	By:	Octagon Credit Investors, LLC
as Collateral Manager

HAMLET II, LTD.
	By:	Octagon Credit Investors, LLC
as Portfolio Manager

OCTAGON INVESTMENT PARTNERS XIV, Ltd
	By:	Octagon Credit Investors, LLC
as Collateral Manager

By

/s/ Donald C. Young
		Name:	Donald C. Young
		Title:	Senior Portofolio Manager

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	ProAssurance Indemnity

By

/s/ Leo Dierckman
		Name:	Leo Dierckman
		Title:	SVP, Oppenheimer Investment
Management

For any Lender requiring a second signature line:

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Oppenheimer Senior Floating Rate Fund

By

/s/ Jason Reuter
		Name:	Jason Reuter
		Title:	AVP

Brown Brothers Harriman & Co. acting
as agent for OppenheimerFunds, Inc.

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	Oppenheimer Master Loan Fund, LLC

By

/s/ Jason Reuter
		Name:	Jason Reuter
		Title:	AVP

Brown Brothers Harriman & Co. acting
as agent for OppenheimerFunds, Inc.

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	OZLM FUNDING, LTD.
	By:	Och-Ziff Loan Management LP, Its Portfolio
Manager
	By:	Och-Ziff Loan Management LLC, its General Partner

By

/s/ Joel Frank
		Name:	Joel Frank
		Title:	CFO

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	OZLM FUNDING II, LTD.
	By:	Och-Ziff Loan Management LP, Its Portfolio
Manager
	By:	Och-Ziff Loan Management LLC, its General Partner

By

/s/ Joel Frank
		Name:	Joel Frank
		Title:	CFO

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:	OZLM FUNDING III, LTD.
	By:	Och-Ziff Loan Management LP, Its Portfolio
Manager
	By:	Och-Ziff Loan Management LLC, its General Partner

By

/s/ Joel Frank
		Name:	Joel Frank
		Title:	CFO

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Pacific Life Insurance Company (For IMDBLKNS Account)

By

/s/ James P. Leasure
Name:	James P. Leasure
Title:	Assistant Vice President

By

/s/ Joseph Tortorelli
Name:	Joseph Tortorelli
Title:	Assistant Secretary

[[3390826]]

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Pacific Select Fund-High Yield Bond Portfolio
By: Pacific Life Fund Advisors LLC
(dba Pacific Asset Management), in its capacity as Investment Advisor

By

/s/ James P. Leasure
Name:	James P. Leasure
Title:	Senior Managing Director

By

/s/ Joseph Tortorelli
Name:	Joseph Tortorelli
Title:	Assistant Secretary

[[3390826]]

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Pacific Life Funds-PL Income Fund
By: Pacific Life Fund Advisors LLC
(dba Pacific Asset Management), in its capacity as Investment Advisor

By

/s/ James P. Leasure
Name:	James P. Leasure
Title:	Senior Managing Director

By

/s/ Joseph Tortorelli
Name:	Joseph Tortorelli
Title:	Assistant Secretary

[[33908261]

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Pacific Life Funds-PL Floating Rate Income Fund
By: Pacific Life Fund Advisors LLC
(dba Pacific Asset Management), in its capacity as Investment Advisor

By

/s/ James P. Leasure
Name:	James P. Leasure
Title:	Senior Managing Director

By

/s/ Joseph Tortorelli
Name:	Joseph Tortorelli
Title:	Assistant Secretary

[[3390826]]

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Vantage Trust,
By: Pacific Life Fund Advisors LLC
(dba Pacific Asset Management), in its capacity as Investment Advisor

By

/s/ James P. Leasure
Name:	James P. Leasure
Title:	Senior Managing Director

By

/s/ Dale E. Hawley
Name:	Dale E. Hawley
Title:	Assistant Secretary

[[3390826])

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

PIMCO Funds: Private Account Portfolio Series High Yield Portfolio

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors Fiduciary Trust Company, in the Nominee Name of IFTCO

		By	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

PIMCO Funds: PIMCO Investment Grade Corporate Bond Fund

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

PIMCO Funds: PIMCO Long-Term Credit Fund

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Sara Lee Corporation Master Investment Trust for Defined Benefit Plans

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

US High Yield Bond Fund I

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through The Bank of New York in the Nominee Name of Hare & Co.

		By	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

FirstEnergy System Master Retirement Trust

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

PIMCO Funds Global Investors Series plc Credit Absolute Return Fund (#3639)

By:

/s/ WKB
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

PIMCO Cayman Bank Loan Fund

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

PIMCO Cayman Global Credit Alpha Fund

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

PIMCO Funds: Private Account Portfolio Series Senior Floating Rate Portfolio

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

PIMCO Funds: PIMCO Senior Floating Rate Fund

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

PIMCO Funds: PIMCO Credit Absolute Return Fund

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Aon Retirement Plan Master Trust

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

New Island Investors LP

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Puerto Rico Telephone Co. Master Trust

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Doris Duke Charitable Foundation

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Portola CLO, Ltd.

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Fairway Loan Funding Company

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Mayport CLO Ltd.

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

University of Southern California

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Illinois Tool Works, Inc. Master Trust

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Kennametal Inc. Master Trust

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Virginia Retirement System

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Lloyds TSB Group Pension Scheme No. 1

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Lloyds TSB Group Pension Scheme No. 2

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Inteligo Bank Ltd.

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

A Series Trust of Multi Manager Global Investment Trust - PIMCO Cayman Bank Loan Libor Plus Fund JPY Hedge

	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Advocate Health Care Network

	By:	PineBridge Investments LLC
Its Investment Manager

/s/ Thomas Brandt
		Name:	Thomas Brandt
		Title:	Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Arch Investment Holdings III Ltd.

	By:	PineBridge Investments LLC As Collateral Manager

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Fire and Police Pension Fund, San Antonio

	By:	PineBridge Investments LLC
Its Investment Manager

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Galaxy VI CLO, LTD

	By:	PineBridge Investments LLC
Its Collateral Manager

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Galaxy VII CLO, LTD

	By:	PineBridge Investments LLC
Its Collateral Manager

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Galaxy VIII CLO, LTD

	By:	PineBridge Investments LLC
Its Collateral Manager

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Galaxy X CLO, LTD

	By:	PineBridge Investments LLC
Its Collateral Manager

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Galaxy XI CLO, Ltd.

	By:	PineBridge Investments LLC
As Collateral Manager

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Galaxy XII CLO, Ltd.

	By:	PineBridge Investments LLC As Collateral Manager

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Galaxy XIV CLO, Ltd.

	By:	PineBridge Investments LLC, As Collateral Manager

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Lancashire Insurance Company Limited

	By:	PineBridge Investments Europe Limited As Collateral Manager

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Saturn CLO, Ltd.

	By:	PineBridge Investments LLC Its Collateral Manager

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

VALIDUS REINSURANCE LTD

	By:	PineBridge Investments LLC Its Investment Manager

/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

	By:	PPM GRAYHAWK CLO, LTD.

/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
		Name:	David C. Wagner
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

	By:	JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

/s/ David C. Wagner
PPM America, Inc., as sub-adviser
		Name:	David C. Wagner
		Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Princeton Stable Income Fund, Ltd.

	By:	Princeton Advisory Group, Inc. the Investment Manager

/s/ Troy Isaksen
		Name:	Troy Isaksen
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Rosedale CLO LTD.

	By:	Princeton Advisory Group, Inc. the Collateral Manager

/s/ Troy Isaksen
		Name:	Troy Isaksen
		Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

IOWA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

/s/ Alan P. Kress
	Name:	Alan P. Kress
	Title:	Counsel

By:

/s/ James C. Fifield
	Name:	James C. Fifield
	Title:	Assistant General Counsel

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

LOS ANGELES COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

/s/ Alan P. Kress
	Name:	Alan P. Kress
	Title:	Counsel

By:

/s/ James C. Fifield
	Name:	James C. Fifield
	Title:	Assistant General Counsel

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

PRINCIPAL LIFE INSURANCE COMPANY ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS (PRINCIPAL LIFE INSURANCE COMPANY, DBA BOND & MORTGAGE SEPARATE ACCOUNT)

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

/s/ Alan P. Kress
	Name:	Alan P. Kress
	Title:	Counsel

By:

/s/ James C. Fifield
	Name:	James C. Fifield
	Title:	Assistant General Counsel

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

PRINCIPAL FUNDS, INC. BOND AND MORTGAGE SECURITIES FUND

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

/s/ Alan P. Kress
	Name:	Alan P. Kress
	Title:	Counsel

By:

/s/ James C. Fifield
	Name:	James C. Fifield
	Title:	Assistant General Counsel

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

PRINCIPAL VARIABLE CONTRACTS FUND, INC.- BOND & MORTGAGE SECURITIES ACCOUNT

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

/s/ Alan P. Kress
	Name:	Alan P. Kress
	Title:	Counsel

By:

/s/ James C. Fifield
	Name:	James C. Fifield
	Title:	Assistant General Counsel

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Prospero CLO I B.V.

	By:	Alcentra NY, LLC, as investment advisor

/s/ Josephine Shin
		Name:	Josephine Shin
		Title:	Senior Vice President

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Benefit Street Partners CLO I, Ltd.

By:

/s/ Jamie Smith
		Name:	Jamie Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Benefit Street Credit Alpha Master Fund Ltd

By:

/s/ Bryan R. Martoken
		Name:	Bryan R. Martoken
		Title:	Director, Chief Financial Officer

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Dryden XXI Leveraged Loan CDO LLC

By:	Prudential Investment Management, Inc., as Collateral Manager

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Dryden XXIII Senior Loan Fund

By:	Prudential Investment Management, Inc., as Collateral Manager

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Dryden XXIV Senior Loan Fund

By:	Prudential Investment Management, Inc., as Collateral Manager

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Dryden XXV Senior Loan Fund

By:	Prudential Investment Management, Inc.,
as Collateral Manager

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Dryden XI — Leveraged Loan CDO 2006

By:	Prudential Investment Management, Inc.,
as Collateral Manager

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Dryden XVI — Leveraged Loan CDO 2006

By:	Prudential Investment Management, Inc.,
as Collateral Manager

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Dryden IX — Senior Loan Fund 2005 p.l.c.

By:	Prudential Investment Management, Inc.,
as Collateral Manager

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust

By:	Prudential Investment Management, Inc.,
as Investment Advisor

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund

By:	Prudential Investment Management, Inc.,
as Investment Advisor

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Prudential Investment Portfolios 9 - Prudential Absolute Return Bond Fund

By:	Prudential Investment Management, Inc.,
as Investment Advisor

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Prudential Total Return Bond Fund, Inc.

By:	Prudential Investment Management, Inc.,
as Investment Advisor

/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam VT High Yield Fund

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

PUTNAM VARIABLE TRUST, on Behalf of its series, Putnam VT High Yield Fund by Putnam Investment Management, LLC

By:

/s/ S. Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam High Yield Trust

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

PUTNAM HIGH YIELD TRUST

By:

/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam Floating Rate Income Fund

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

PUTNAM FLOATING RATE INCOME FUND

By:

/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam High Yield Advantage Fund

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

PUTNAM HIGH YIELD ADVANTAGE FUND

By:

/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam Diversified Income Trust (Cayman) Master Fund

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND

By:	The Putnam Advisory Company, LLC

/s/ Angela Patel
	Name:	Angela Patel
	Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam Premier Income Trust

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

PUTNAM PREMIER INCOME TRUST

By:

/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam Master Intermediate Income Trust

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By:

/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam Diversified Income Trust

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

PUTNAM DIVERSIFIED INCOME TRUST

By:

/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

LGT Multi Manager Bond High Yield (USD)

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

LGT Multi Manager Bond High Yield (USD)

By:	The Putnam Advisory Company, LLC

/s/ S. Deshaies
	Name:	Suzanne Deshaies
	Title:	VP

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AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam Variable Trust - PVT Diversified Income Fund

By:

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Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

PUTNAM VARIABLE TRUST — PVT DIVERSIFIED INCOME FUND

By:

/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

STICHTING BEWAARDER SYNTRUS ACHMEA GLOBAL HIGH YIELD POOL

By:

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Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

THE PUTNAM ADVISORY COMPANY, LLC
ON BEHALF OF Stichting Bewaarder Syntrus Achmea Global High Yield Pool

By:

/s/ Kevin Parnell
Name:	Kevin Parnell
Title:	Manager

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AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam Absolute Return 500 Fund

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

PUTNAM FUNDS TRUST,
on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND by Putnam Investment Management, LLC

By:

/s/ S. Deshaies
Name:	Suzanne Deshaies
Title:	VP

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AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

IG Putnam US High Yield Income Fund

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF IG PUTNAM US HIGH YIELD INCOME FUND

By:

/s/ S. Deshaies
Name:	Suzanne Deshaies
Title:	VP

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AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN

By:

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Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN

By:

/s/ S. Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam Absolute Return 300 Fund

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

PUTNAM ABSOLUTE RETURN 300 FUND by Putnam Investment Management, LLC

By:

/s/ Kevin Parnell
Name:	Kevin Parnell
Title:	Manager

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam Absolute Return 700 Fund

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 700 FUND by Putnam Investment Management, LLC

By:

/s/ S. Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

PUTNAM TOTAL RETURN TRUST

By:

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Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

PUTNAM TOTAL RETURN TRUST

By:	Putnam Investment Management, LLC

/s/ S. Deshaies
	Name:	Suzanne Deshaies
	Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam Asset Allocation: Growth Portfolio

By:

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Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

Putnam Dynamic Asset Allocation Growth Fund

By:	Putnam Investment Management, LLC

/s/ S. Deshaies
	Name:	Suzanne Deshaies
	Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam Asset Allocation: Balanced Portfolio

By:

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Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

Putnam Dynamic Asset Allocation Balanced Fund

By:	Putnam Investment Management, LLC

/s/ S. Deshaies
	Name:	Suzanne Deshaies
	Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Putnam Asset Allocation: Conservative Portfolio

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

Putnam Dynamic Asset Allocation Conservative Fund

By:	Putnam Investment Management, LLC

/s/ S. Deshaies
	Name:	Suzanne Deshaies
	Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO OF MAXIM SERIES FUND, INC

By:	Putnam Investment Management, LLC

/s/ S. Deshaies
	Name:	Suzanne Deshaies
	Title:	VP

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Investors Canadian High Yield Income Fund

By:

See next page
Name:
Title:

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

INVESTORS CANADIAN HIGH YIELD INCOME FUND

By:	Putnam Investments Inc. (PII)

/s/ Kevin Parnell
	Name:	Kevin Parnell
	Title:	Manager

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Pyxis Floating Rate Opportunities Fund

By:

/s/ Brian Mitts
		Name:	Brian Mitts
		Title:	Senior Fund Analyst

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Pyxis/iBoxx Senior Loan ETF

By:

/s/ Brian Mitts
		Name:	Brian Mitts
		Title:	Senior Fund Analyst

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Chatham Light II CLO, Limited

	By:	Sankaty Advisors, LLC as Collateral Manager

/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Nash Point CLO

	By:	Sankaty Advisors, LLC as Collateral Manager

/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Race Point III CLO

	By:	Sankaty Advisors, LLC as Collateral Manager

/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Race Point IV CLO, Ltd.

	By:	Sankaty Advisors, LLC as Collateral Manager

/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Race Point V CLO, Limited

	By:	Sankaty Advisors, LLC
Its Asset Manager

/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Race Point VI CLO, Ltd

	By:	Sankaty Advisors, LLC, as Asset Manager

/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Race Point VII CLO, Limited

	By:	Sankaty Advisors, LLC as Portfolio Manager

/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Sr. Vice President of Operations

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Royal Bank of Canada

By:

/s/ Nicholas J. Woyevodsky
		Name:	Nicholas J. Woyevodsky
		Title:	Attorney-In-Fact Royal Bank of Canada

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

School Employee Retirement System of Douglas County District DDDI

By:

/s/ Paul C. Carey
		Name:	Paul Carey
		Title:	Partner

For any Lender requiring a second signature line:

By:

/s/ Erin E. Carney
		Name:	Erin Carney
		Title:	Partner

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Baker Street Funding CLO 2005-1 Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Baker Street CLO II Ltd. By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View Funding CLO 2006-I, Ltd. By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO II Ltd. By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd. By: Seix Investment Advisors LLC, as Collateral Manager

as Lenders

By:

/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Christian Super

	By:	Shenkman Capital Management, Inc., as Investment Manager

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Credos Floating Rate Fund, L.P.

	By:	Shenkman Capital Management, Inc., its General Partner

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

H.E.S.T Australia Ltd.

	By:	Shenkman Capital Management, Inc., as Investment Manager

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Highmark Inc. (Shenkman — BANK LOAN ACCOUNT)

	By:	Shenkman Capital Management, Inc., as Investment Manager

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Kentucky Retirement Systems (Shenkman — Insurance Fund Account)

	By:	Shenkman Capital Management, Inc., as Investment Manager

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Kentucky Retirement Systems (Shenkman- PENSION Account)

	By:	Shenkman Capital Management, Inc., as Investment Manager

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

WM Pool — Fixed Interest Trust No. 7

	By:	Shenkman Capital Management, Inc., as Investment Manager

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Providence Health & Services Cash Balance Retirement Plan

	By:	Shenkman Capital Management, Inc., as Investment Manager

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Slater Mill Loan Fund, LP

	By:	Shenkman Capital Management, Inc., as Collateral Manager

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Tavitian Foundation, Inc.

	By:	Shenkman Capital Management, Inc., as Investment Manager

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Texas PrePaid Higher Education Tuition Board

	By:	Shenkman Capital Management, Inc., as Investment Advisor

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Teachers’ Retirement System of Louisiana (Shenkman — BANK LOAN ACCOUNT)

	By:	Shenkman Capital Management, Inc., as Investment Manager

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Trustmark Insurance Company

	By:	Shenkman Capital Management, Inc., as Investment Advisor

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Westbrook CLO, Ltd.

	By:	Shenkman Capital Management, Inc., as Investment Manager

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

BSA Commingled Endowment Fund, LP

	By:	Shenkman Capital Management, Inc., as Investment Manager

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

BSA Retirement Plan for Employees

	By:	Shenkman Capital Management, Inc., as Investment Manager

/s/ Richard H. Weinstein
		Name:	Richard H. Weinstein
		Title:	Chief Operating Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Silver Crest CBNA Loan Funding LLC

	By:	Citibank N.A.

/s/ Lynette Thompson
		Name:	Lynette Thompson
		Title:	Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

CANNINGTON FUNDING LTD.

	By:	Silvermine Capital Management LLC
As Investment Manager

/s/ Stephen Perella
		Name:	Stephen Perella
		Title:	Analyst

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

COMSTOCK FUNDING LTD.

	By:	Silvermine Capital Management LLC
As Collateral Manager

/s/ Stephen Perella
		Name:	Stephen Perella
		Title:	Analyst

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

ECP CLO 2008-1, LTD

	By:	Silvermine Capital Management LLC
As Portfolio Manager

/s/ Stephen Perella
		Name:	Stephen Perella
		Title:	Analyst

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

ECP CLO 2012-3, LTD

	By:	Silvermine Capital Management

/s/ Stephen Perella
		Name:	Stephen Perella
		Title:	Analyst

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

ECP CLO 2012-4, LTD

	By:	Silvermine Capital Management

/s/ Stephen Perella
		Name:	Stephen Perella
		Title:	Analyst

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

GREENS CREEK FUNDING LTD.

	By:	Silvermine Capital Management LLC
As Investment Manager

/s/ Stephen Perella
		Name:	Stephen Perella
		Title:	Analyst

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Stone Harbor Global Funds PLC — Stone Harbor
Leveraged Loan Portfolio

By:

/s/ Adam Shapiro
		Name:	Adam Shapiro
		Title:	General Counsel

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Nuveen Credit Strategies Income Fund

	By:	Symphony Asset Management LLC

/s/ James Kim
		Name:	James Kim
		Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Nuveen Floating Rate Income Fund

	By:	Symphony Asset Management LLC

/s/ James Kim
		Name:	James Kim
		Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Symphony CLO IX, Limited Partnership

	By:	Symphony Asset Management LLC

/s/ James Kim
		Name:	James Kim
		Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Symphony CLO X, Ltd

	By:	Symphony Asset Management LLC

/s/ James Kim
		Name:	James Kim
		Title:	Co-Head of Credit Research

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Muir Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:

Douglas L. Winchell
	Name:	Douglas L. Winchell
	Title:	Officer

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Grant Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:

Douglas L. Winchell
	Name:	Douglas L. Winchell
	Title:	Officer

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

TETON FUNDING, LLC

	By:	SunTrust Bank, its Manager

/s/ Douglas Weltz
		Name:	Douglas Weltz
		Title:	Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Toronto Dominion (Texas) LLC

By:

/s/ Bebi Yasin
		Name:	Bebi Yasin
		Title:	Signing Authority

For any Lender requiring a second signature line:

By:

NA
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

THE STANDARD FIRE INSURANCE COMPANY

By:

/s/ Annette Masterson
		Name:	Annette Masterson
		Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

THE TRAVELERS INDEMNITY COMPANY

By:

/s/ Annette Masterson
		Name:	Annette Masterson
		Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Triumph Savings Bank 5513

By:

/s/ Miles McCollum
		Name:	Miles McCollum
		Title:	VP

For any Lender requiring a second signature line:

By:

N.A.
Name:
Title:

This consent is made by the following Lender, acting through the undersigned investment advisor:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

ACE American Insurance Company

	By:	T. Rowe Price Associates, Inc. as investment advisor
Once the amendment is
complete, we expect our		/s/ Brian Burns
position to remain unchanged at		Name:	Brian Burns
3,875,000.00.		Title:	Vice President

For any Lender requiring a second signature line:

By:

Name:
Title:

This consent is made by the following Lender, acting through the undersigned investment advisor:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

T. Rowe Price Floating Rate Fund, Inc.

By:
Once the amendment is
complete, we expect our		By:	/s/ Brian Burns
position to remain unchanged at		Name:	Brian Burns
575,000.00.		Title:	Vice President

For any Lender requiring a second signature line:

By:

Name:
Title:

This consent is made by the following Lender, acting through the undersigned investment advisor:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

T. Rowe Price Floating Rate Multi-Sector Account
Portfolio

By:
Once the amendment is
complete, we expect our		By:	/s/ Brian Burns
position to remain unchanged at		Name:	Brian Burns
500,000.00.		Title:	Vice President

For any Lender requiring a second signature line:

By:

Name:
Title:

This consent is made by the following Lender, acting through the undersigned investment advisor:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

T. Rowe Price Institutional Floating Rate Fund

By:
Once the amendment is
complete, we expect our		By:	/s/ Brian Burns
position to remain unchanged at		Name:	Brian Burns
11,275,000.00.		Title:	Vice President

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

TRS HY FNDS LLC

	By:	Deutsche Bank AG Cayman Islands Branch,
its sole member
	By:	DB Services New Jersey, Inc.

By:

/s/ Deirdre Cesarió
		Name:	Deirdre Cesarió
		Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:

/s/ Angeline Quintana
		Name:	Angeline Quintana
		Title:	Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

UBS AG, STAMFORD BRANCH

By:

/s/ Lana Gifas
		Name:	Lana Gifas
		Title:	Director

For any Lender requiring a second signature line:

By:

/s/ Joselin Fernandes
		Name:	Joselin Fernandes
		Title:	Associate Director

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Venture V CDO Limited

	By:	its investment advisor, MJX Asset Management, LLC

/s/ Martin E. Davey
		Name:	Martin E. Davey
		Title:	Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

VIBRANT CLO, LTD.

	By:	DFG Investment Advisers, Inc. as Portfolio Manager

/s/ Moritz Hilf
		Name:	Moritz Hilf
		Title:	Managing Partner

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Victoria Court CBNA Loan Funding LLC

By:

/s/ Adam Kaiser
		Name:	Adam Kaiser
		Title:	ATTORNEY-IN-FACT

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Each of the persons listed on Annex A,
Severally but not jointly, as a Lender

By:	Wellington Management Company, LLP, as its
Investment Adviser

/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Vice President and Counsel

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

ANNEX A

Alterra Bermuda Limited

Global Indemnity (Cayman) Limited

Hartford Total Return Bond HLS Fund

Safety Insurance Company

Stellar Performer Global Series W - Global Credit

SunAmerica Senior Floating Rate Fund, Inc.

The Hartford Floating Rate Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

The Hartford Unconstrained Bond Fund

U.A.I. (Luxembourg) Investment S.a.r.l.

UMC Benefit Board, Inc.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Core Bond Plus/High Yield Bond Portfolio

Wellington Trust Company, National Association Multiple Common Trust Funds Trust- Opportunistic Fixed Income Allocation Portfolio

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, Core Bond Plus/High Yield Bond Portfolio

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

City of New York Group Trust

By:

/s/ Tyber Lesjack
		Name:	Tyber Lesjack
		Title:	Ops Manager

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Wells Capital Mgmt
18325402

By:

/s/ Tyber Lesjack
		Name:	Tyber Lesjack
		Title:	Ops Manager

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Wells Capital Mgmt
18866500

By:

/s/ Tyber Lesjack
		Name:	Tyber Lesjack
		Title:	Ops Manager

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Wells Capital Mgmt
23928601

By:

/s/ Tyber Lesjack
		Name:	Tyber Lesjack
		Title:	Ops Manager

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Wells Capital Mgmt
23960800

By:

/s/ Tyber Lesjack
		Name:	Tyber Lesjack
		Title:	Ops Manager

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND

	By:	WELLS CAPITAL MANAGEMENT

/s/ GILBERT L. SOUTHWELL III
		Name:	GILBERT L. SOUTHWELL III
		Title:	VICE PRESIDENT

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

WELLS FARGO LUX WORLDWIDE FUND — US SHORT-TERM HIGH YIELD BOND FUND

	By:	WELLS CAPITAL MANAGEMENT

/s/ GILBERT L. SOUTHWELL III
		Name:	GILBERT L. SOUTHWELL III
		Title:	VICE PRESIDENT

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Wells Fargo Bank, National Association, as a Lender and Holder of $4,000,000 of the Term Loan on its Loan Trading Desk

By:

/s/ P Jeffrey Huth
		Name:	P Jeffrey Huth
		Title:	Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Wells Fargo Bank NA

By:

/s/ Ross Berger
		Name:	Ross Berger
		Title:	Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

West CLO 2012-1 Ltd

By:

/s/ Joanna Willars
		Name:	Joanna Willars
		Title:	VP, Authorized Signatory

For any Lender requiring a second signature line:

By:

N/A
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Advanced Series Trust - AST Western Asset Core Plus Bond Portfolio

	By:	Western Asset Management Company as Investment Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

California State Teachers’ Retirement System

	By:	Western Asset Management Company as Investment Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Intl Union, UAW Master Pension

	By:	Western Asset Management Company as Investment Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Intl Union, UAW Strike Short Term HY

	By:	Western Asset Management Company as Investment Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

John Hancock Fund II Floating Rate Income Fund

	By:	Western Asset Management Company as Investment Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

LMP Corporate Loan Fund, Inc.

	By:	Western Asset Management Company as Investment Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

MT. WILSON CLO II, LTD.

	By:	Western Asset Management Company as Investment Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

MT. WILSON CLO, LTD.

	By:	Western Asset Management Company as Investment Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

MultiMix Wholesale Diversified Fixed Interest Trust

	By:	Western Asset Management Company as Investment Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Pacific Select Fund - Diversified Bond Portfolio

	By:	Western Asset Management Company as Investment Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Southern California Edison Company Retirement Plan
Trust

	By:	Western Asset Management Company as Investment
Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Wellpoint Inc.

	By:	Western Asset Management Company as Investment
Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Western Asset Adjustable Rate Income Fund

	By:	Western Asset Management Company as Investment
Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Western Asset Floating Rate High Income Fund, LLC

	By:	Western Asset Management Company as Investment
Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Western Asset Funds, Inc. - Western Asset Core Plus
Bond Portfolio

	By:	Western Asset Management Company as Investment
Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Western Asset Funds, Inc. - Western Asset Total Return
Unconstrained Fund

	By:	Western Asset Management Company as Investment
Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Western Asset SMASh Series EC Fund

	By:	Western Asset Management Company as Investment
Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Western Asset Variable Rate Strategic Fund Inc.

	By:	Western Asset Management Company as Investment
Manager and Agent

/s/ Oi Jong Martel
		Name:	Oi Jong Martel
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Ocean Trails CLO I

	By:	West Gate Horizons Advisors LLC,
as Collateral Manager

/s/ Cheryl A. Wasilewski
		Name:	Cheryl A. Wasilewski
		Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

Ocean Trails CLO II

	By:	West Gate Horizons Advisors LLC,
as Investment Manager

/s/ Cheryl A. Wasilewski
		Name:	Cheryl A. Wasilewski
		Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

WG Horizons CLO I

	By:	West Gate Horizons Advisors LLC, as Manager

/s/ Cheryl A. Wasilewski
		Name:	Cheryl A. Wasilewski
		Title:	Senior Credit Analyst

For any Lender requiring a second signature line:

By:

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

WhiteHorse VI, Ltd

	By:	H.I.G. WhiteHorse Capital, LLC
Title: Collateral Manager

By:

/s/ Richard Siegel
		Name:	Richard Siegel
		Title:	Authorized Officer

SIGNATURE PAGE TO
AMENDMENT NO. 2 AND INCREMENTAL LOAN ASSUMPTION AGREEMENT
TO THE NEIMAN MARCUS GROUP, INC.
SECOND RESTATED CREDIT AGREEMENT
DATED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN

Name of Lender:

WhiteHorse IV, Ltd

	By:	WhiteHorse Capital Partners, LP
		Title:	Investment Manager

	By:	White Rock Asset Advisors, LLC
		Title:	General Manager

By:

/s/ Jarred Worley
		Name:	Jarred Worley
		Title:	Manager

Schedule I

Incremental Loan Commitment Schedule

Incremental Lender	Incremental Commitment

Credit Suisse AG, Cayman Islands Branch	$99,575,418.61
TOTAL	$99,575,418.61

Schedule II

Update to Exhibit D of the Security Agreement

Schedule D to the Security Agreement is updated to include the following:

Foreign Trademarks

Korea Trademark Applications/Registrations in the name of NM Nevada Trust

Mark	Int’l Class	App./ Reg. No.	Filing Status
M NEIMAN MARCUS (with design)	18, 25	40-0816808	Registered on March 12, 2010; Assigned to NM Nevada Trust on December 18, 2012
NEIMAN MARCUS		70-2011-0000651	Application filed on October 11, 2011; Assigned to NM Nevada Trust on December 18, 2012
NEIMAN MARCUS	18, 25, 35	45-2011-0004048	Application filed on September 9, 2011